UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04257

DWS Variable Series I
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS Bond VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
7 Investment Portfolio
13 Statement of Assets and Liabilities
14 Statement of Operations
15 Statement of Changes in Net Assets
16 Financial Highlights
17 Notes to Financial Statements
23 Proxy Voting
24 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 is 0.59% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment
[] DWS Bond VIP — Class A [] Barclays Capital US Aggregate Bond Index
The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Bond VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,291	$10,495	$10,235	$11,038	$13,853
	Average annual total return	2.91%	4.95%	0.78%	1.99%	3.31%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,272	$10,390	$12,065	$13,715	$17,481
	Average annual total return	2.72%	3.90%	6.46%	6.52%	5.74%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,029.10
Expenses Paid per $1,000*	$3.17
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,021.67
Expenses Paid per $1,000*	$3.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series I — DWS Bond VIP	.63%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Corporate Bonds	31%	31%
Mortgage-Backed Securities Pass-Throughs	23%	28%
Government & Agency Obligations	15%	21%
Commercial Mortgage-Backed Securities	10%	9%
Cash Equivalents	9%	2%
Municipal Bonds and Notes	6%	5%
Collateralized Mortgage Obligations	4%	4%
Asset-Backed	2%	—
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/11	12/31/10

US Government & Treasury Obligations	35%	47%
AAA	8%	5%
AA	6%	5%
A	12%	10%
BBB	24%	17%
BB or Below	12%	14%
Not Rated	3%	2%
	100%	100%

Interest Rate Sensitivity	6/30/11	12/31/10

Effective Maturity	7.1 years	7.3 years
Effective Duration	5.1 years	4.9 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Principal Amount ($) (a)	Value ($)

Corporate Bonds 36.4%
Consumer Discretionary 10.0%
AMC Entertainment, Inc., 8.75%, 6/1/2019	900,000	949,500
CBS Corp., 5.9%, 10/15/2040	600,000	574,280
CCO Holdings LLC:
6.5%, 4/30/2021	1,050,000	1,035,562
7.0%, 1/15/2019	1,300,000	1,339,000
DIRECTV Holdings LLC, 6.35%, 3/15/2040	815,000	857,309
Home Depot, Inc., 5.4%, 9/15/2040	420,000	400,480
JC Penney Co., Inc., 5.65%, 6/1/2020	1,100,000	1,089,000
Levi Strauss & Co., 7.625%, 5/15/2020	1,200,000	1,200,000
MGM Resorts International, 9.0%, 3/15/2020	550,000	602,250
NBCUniversal Media LLC:
144A, 5.15%, 4/30/2020	500,000	527,951
144A, 5.95%, 4/1/2041	350,000	355,912
Norcraft Companies LP, 10.5%, 12/15/2015	100,000	101,500
Royal Caribbean Cruises Ltd., 7.25%, 6/15/2016	750,000	806,250
Time Warner Cable, Inc., 7.3%, 7/1/2038	40,000	46,497
Time Warner, Inc.:
6.2%, 3/15/2040	400,000	409,791
7.625%, 4/15/2031	400,000	479,911
Yum! Brands, Inc., 3.875%, 11/1/2020	465,000	451,361
		11,226,554
Consumer Staples 2.4%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/2019	750,000	943,533
CVS Caremark Corp., 5.75%, 5/15/2041	245,000	240,893
Kraft Foods, Inc., 5.375%, 2/10/2020	1,000,000	1,093,198
Kroger Co., 5.4%, 7/15/2040	375,000	360,351
		2,637,975
Energy 4.2%
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	480,000	627,348
Enterprise Products Operating LLC, 6.125%, 10/15/2039	460,000	467,794
Kinder Morgan Energy Partners LP:
6.5%, 9/1/2039	500,000	519,190
6.95%, 1/15/2038	210,000	228,082
ONEOK Partners LP, 6.15%, 10/1/2016	557,000	640,909
Plains All American Pipeline LP, 8.75%, 5/1/2019	450,000	566,109
Reliance Holdings USA, Inc., 144A, 4.5%, 10/19/2020	650,000	607,308
Weatherford International Ltd., 5.125%, 9/15/2020	700,000	714,715
Williams Partners LP, 4.125%, 11/15/2020	300,000	287,968
		4,659,423
	Principal Amount ($) (a)	Value ($)

Financials 11.9%
American Express Co., 7.0%, 3/19/2018	800,000	941,470
Bank of America Corp., 5.75%, 12/1/2017	710,000	754,927
Bunge Ltd. Finance Corp., 4.1%, 3/15/2016	205,000	213,542
Citigroup, Inc., 5.375%, 8/9/2020	1,000,000	1,043,563
CNA Financial Corp., 5.75%, 8/15/2021	598,000	617,489
Fifth Third Bancorp., 5.45%, 1/15/2017	751,000	804,413
Ford Motor Credit Co., LLC, 7.0%, 4/15/2015	900,000	972,143
General Electric Capital Corp., 5.3%, 2/11/2021	465,000	483,852
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036	300,000	282,485
International Lease Finance Corp., 5.75%, 5/15/2016	395,000	388,963
JPMorgan Chase & Co., 5.125%, 9/15/2014	1,000,000	1,080,648
KeyCorp, 5.1%, 3/24/2021	800,000	814,794
Lincoln National Corp., 8.75%, 7/1/2019	500,000	630,949
MetLife, Inc., Series A, 6.817%, 8/15/2018	400,000	468,342
Morgan Stanley, 5.75%,1/25/2021	485,000	490,737
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021	227,000	228,008
Nordea Bank AB, 144A, 4.875%, 5/13/2021	440,000	422,563
PNC Bank NA, 6.875%, 4/1/2018	200,000	235,729
Prudential Financial, Inc.:
6.2%, 1/15/2015	100,000	111,953
7.375%, 6/15/2019	120,000	142,309
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012 RUB	602,122	21,798
Royal Bank of Scotland PLC, 6.125%, 1/11/2021	300,000	307,534
SunTrust Banks, Inc., 3.6%, 4/15/2016	185,000	186,795
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020	800,000	860,790
Toll Brothers Finance Corp., 8.91%, 10/15/2017	200,000	234,397
Wells Fargo & Co., 4.6%, 4/1/2021	585,000	588,248
		13,328,441
Health Care 2.5%
Amgen, Inc., 5.65%, 6/15/2042	179,000	179,290
Express Scripts, Inc., 7.25%, 6/15/2019	720,000	861,166
McKesson Corp., 4.75%, 3/1/2021	475,000	492,896
Quest Diagnostics, Inc.:
4.7%, 4/1/2021	650,000	665,364
6.4%, 7/1/2017	500,000	576,886
		2,775,602
	Principal Amount ($) (a)	Value ($)

Industrials 1.5%
CSX Corp.:
6.15%, 5/1/2037	400,000	428,323
6.25%, 3/15/2018	800,000	923,066
Republic Services, Inc., 5.7%, 5/15/2041	310,000	302,628
		1,654,017
Information Technology 0.4%
Applied Materials, Inc., 5.85%, 6/15/2041	500,000	507,140
Materials 2.0%
ArcelorMittal, 6.125%, 6/1/2018	500,000	535,539
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019	600,000	723,723
Dow Chemical Co., 4.25%, 11/15/2020	455,000	444,059
United States Steel Corp., 7.375%, 4/1/2020 (b)	550,000	565,125
		2,268,446
Telecommunication Services 0.2%
Verizon Communications, Inc., 4.6%, 4/1/2021	224,000	231,122
Utilities 1.3%
DTE Energy Co., 7.625%, 5/15/2014	152,000	175,449
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017	26,811	22,957
FirstEnergy Solutions Corp., 6.8%, 8/15/2039	367,000	381,634
Majapahit Holding BV, REG S, 7.75%, 10/17/2016	100,000	115,884
Sempra Energy, 6.5%, 6/1/2016	650,000	752,759
		1,448,683
Total Corporate Bonds (Cost $39,117,204)		40,737,403

Mortgage-Backed Securities Pass-Throughs 26.0%
Federal Home Loan Mortgage Corp.:
5.5%, with various maturities from 10/1/2023 until 8/1/2024	324,152	353,047
5.504%*, 2/1/2038	386,000	412,784
6.5%, 3/1/2026	669,200	756,357
7.0%, 1/1/2038	103,869	117,855
Federal National Mortgage Association:
3.193%*, 8/1/2037	112,941	118,105
3.5%, 9/1/2025 (c)	2,500,000	2,545,312
4.0%, with various maturities from 11/1/2039 until 9/1/2040 (c)	5,479,216	5,482,161
4.5%, 3/1/2039 (c)	5,500,000	5,690,352
5.0%, with various maturities from 2/1/2021 until 8/1/2040 (c)	5,972,143	6,346,535
5.124%*, 9/1/2038	172,065	181,905
5.36%*, 1/1/2038	459,715	486,961
5.5%, with various maturities from 12/1/2032 until 4/1/2037	2,224,331	2,412,272
6.0%, with various maturities from 4/1/2024 until 3/1/2025	688,603	766,197
6.5%, with various maturities from 3/1/2017 until 12/1/2037	772,314	869,492
8.0%, 9/1/2015	13,376	14,516
	Principal Amount ($) (a)	Value ($)

Government National Mortgage Association, 4.5%, 7/1/2039 (c)	2,375,000	2,506,553
Total Mortgage-Backed Securities Pass-Throughs (Cost $28,587,538)		29,060,404

Asset-Backed 2.1%
Student Loans
Nelnet Student Loan Trust:
"A1", Series 2007-1, 0.267%*, 11/27/2018	1,030,369	1,016,859
"A4", Series 2006-1, 0.349%*, 11/23/2022	1,375,000	1,349,601
Total Asset-Backed (Cost $2,369,621)		2,366,460

Commercial Mortgage-Backed Securities 12.0%
Banc of America Commercial Mortgage, Inc.:
"A5A", Series 2005-4, 4.933%, 7/10/2045	1,600,000	1,706,746
"A4", Series 2006-3, 5.889%, 7/10/2044	975,000	1,072,106
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/13/2050	700,000	760,860
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A5", Series 2006-CD3, 5.617%, 10/15/2048	625,000	678,394
Commercial Mortgage Pass-Through Certificates, "A4", Series 2007-C9, 6.008%*, 12/10/2049	1,000,000	1,098,380
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039	1,000,000	1,072,696
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2005-CB12, 4.895%, 9/12/2037	1,500,000	1,614,196
"A4", Series 2006-CB16, 5.552%, 5/12/2045	640,000	696,971
"F", Series 2007-LD11, 6.005%*, 6/15/2049	650,000	82,584
"G", Series 2007-LD11, 144A, 6.005%*, 6/15/2049	760,000	62,487
"H", Series 2007-LD11, 144A, 6.005%*, 6/15/2049	460,000	25,211
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038	1,750,000	1,883,854
"E", Series 2005-C2, 5.522%*, 4/15/2015	500,000	402,481
"A4", Series 2007-C6, 5.858%, 7/15/2040	490,000	531,624
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 6.02%*, 6/12/2050	590,000	633,030
Wachovia Bank Commercial Mortgage Trust:
"A4", Series 2005-C22, 5.44%*, 12/15/2044	950,000	1,029,659
"H", Series 2007-C32, 144A, 5.932%*, 6/15/2049	770,000	92,862
Total Commercial Mortgage-Backed Securities (Cost $15,328,358)		13,444,141

	Principal Amount ($) (a)	Value ($)

Collateralized Mortgage Obligations 4.5%
Countrywide Home Loans, "A2", Series 2006-1, 6.0%, 3/25/2036	581,620	484,340
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035	156,178	97,928
Federal Home Loan Mortgage Corp., "PE", Series 2898, 5.0%, 5/15/2033	335,000	364,523
Federal National Mortgage Association:
''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025	5,252,220	640,463
"EG", Series 2005-22, 5.0%, 11/25/2033	750,000	820,546
"TC", Series 2007-77, 5.5%, 9/25/2034	370,000	401,555
Government National Mortgage Association:
"IU", Series 2010-164, Interest Only, 2.0%, 12/20/2013	2,895,453	111,937
"MI", Series 2010-85, Interest Only, 4.5%, 1/20/2036	1,896,849	246,278
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039	1,274,662	247,665
"EI", Series 2010-134, Interest Only, 4.5%, 11/20/2039	663,894	131,437
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040	3,444,248	559,766
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036	1,871,268	263,902
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039	2,368,596	509,165
"KI", Series 2010-130, Interest Only, 5.5%, 9/16/2040	431,484	74,778
MASTR Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	12,218	11,651
Total Collateralized Mortgage Obligations (Cost $5,069,523)		4,965,934

Government & Agency Obligations 17.6%
Sovereign Bonds 6.8%
Eskom Holdings Ltd., REG S, 5.75%, 1/26/2021	400,000	413,000
Kingdom of Morocco, REG S, 4.5%, 10/5/2020 EUR	625,000	825,074
Republic of Argentina:
GDP Linked Note, Zero Coupon, 12/15/2035 (d)	410,000	72,160
8.28%, 12/31/2033	658,639	581,249
Republic of Egypt, 9.1%, 9/20/2012 EGP	230,000	37,861
Republic of EL Salvador, REG S, 8.25%, 4/10/2032	40,000	44,700
Republic of Lithuania, REG S, 5.125%, 9/14/2017	200,000	205,750
Republic of Panama:
5.2%, 1/30/2020	425,000	466,225
7.125%, 1/29/2026	220,000	271,150
7.25%, 3/15/2015	80,000	94,240
Republic of Poland, 6.375%, 7/15/2019	310,000	354,175
Republic of Serbia, REG S, 6.75%, 11/1/2024	463,500	465,818
Republic of South Africa, 6.25%, 3/8/2041	600,000	643,500
	Principal Amount ($) (a)	Value ($)

Republic of Sri Lanka, 144A, 6.25%, 10/4/2020	825,000	825,000
Republic of Venezuela, REG S, 7.75%, 10/13/2019	1,000,000	722,500
Russian Federation, 144A, 5.0%, 4/29/2020	1,600,000	1,654,000
		7,676,402
US Treasury Obligations 10.8%
US Treasury Bill, 0.135%**, 9/15/2011 (e)	969,000	968,959
US Treasury Bonds:
4.75%, 2/15/2037	2,000,000	2,139,688
5.375%, 2/15/2031	1,000,000	1,172,031
7.125%, 2/15/2023	5,000,000	6,771,875
US Treasury Note, 0.875%, 1/31/2012	1,000,000	1,004,375
		12,056,928
Total Government & Agency Obligations (Cost $19,507,061)		19,733,330

Loan Participations and Assignments 0.3%
Sovereign Loans
Gazprom, 144A, 8.125%, 7/31/2014	205,000	233,187
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018	100,000	114,500
Total Loan Participations and Assignments (Cost $302,858)		347,687

Municipal Bonds and Notes 6.7%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045 (f)	420,000	395,295
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028 (f)	655,000	730,738
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013 (f)	410,000	408,585
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (f)	1,300,000	1,305,941
Los Angeles, CA, Community Development Agency Tax Allocation Revenue, Adelante Eastside Project, Series C, 6.49%, 9/1/2037, INS: Radian (f)	315,000	258,149
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain Systems, Build America Bonds, 6.25%, 5/15/2043 (f)	400,000	419,384
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series B, 6.731%, 7/1/2043 (f)	400,000	418,436
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2013, INS: AGC (f)	860,000	949,724
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016 (f)	930,000	1,022,014
Rhode Island, Convention Center Authority Revenue, Civic Center, Series A, 6.06%, 5/15/2035, INS: AGMC (f)	515,000	507,862
	Principal Amount ($) (a)	Value ($)

Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013, INS: AGMC (f)	755,000	767,420
Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036	285,000	290,950
Total Municipal Bonds and Notes (Cost $7,238,521)		7,474,498

	Shares	Value ($)

Securities Lending Collateral 0.3%
Daily Asset Fund Institutional 0.13% (g) (h) (Cost $371,700)	371,700	371,700

	Shares	Value ($)

Cash Equivalents 10.0%
Central Cash Management Fund, 0.11% (g) (Cost $11,215,052)	11,215,052	11,215,052

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $129,107,436)+	115.9	129,716,609
Other Assets and Liabilities, Net	(15.9)	(17,781,104)
Net Assets	100.0	111,935,505

* These securities are shown at their current rate as of June 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $129,126,228. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $590,381. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,555,693 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,965,312.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $359,625, which is 0.3% of net assets.

(c) When-issued or delayed delivery security included.

(d) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(e) At June 30, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Taxable issue.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

GDP: Gross Domestic Product

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Radian: Radian Asset Assurance, Inc.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the Fund are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At June 30, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year US Treasury Note	USD	9/21/2011	169	20,673,453	181,406
Federal Republic of Germany Euro-Bund	EUR	9/8/2011	39	7,096,626	(14,117)
Total net unrealized appreciation					167,289

As of June 30, 2011, open credit default swap contracts purchased were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
3/21/2011 6/20/2016	5,700,000	1	1.00%	Markit CDX.NA.IG Index	(23,341)	(2,679)	(20,662)

Counterparty:

1 Citigroup, Inc.

As of June 30, 2011, the Fund had the following open forward currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	625,000	USD	912,681	7/28/2011	7,067	Citigroup, Inc.
RUB	800,000	EUR	28,646	7/28/2011	81	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					7,148

Currency Abbreviations
EGP Egyptian Pound EUR Euro RUB Russian Ruble USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$40,737,403	$—	$40,737,403
Mortgage-Backed Securities Pass-Throughs	—	29,060,404	—	29,060,404
Asset-Backed	—	2,366,460	—	2,366,460
Commercial Mortgage-Backed Securities	—	13,444,141	—	13,444,141
Collateralized Mortgage Obligations	—	4,965,934	—	4,965,934
Government & Agency Obligations	—	19,733,330	—	19,733,330
Loan Participations and Assignments	—	347,687	—	347,687
Municipal Bonds and Notes	—	7,474,498	—	7,474,498
Short-Term Investments (i)	11,586,752	—	—	11,586,752
Derivatives (j)	181,406	7,148	—	188,554
Total	$11,768,158	$118,137,005	$—	$129,905,163
Liabilities
Derivatives (j)	$(14,117)	$(20,662)	$—	$(34,779)
Total	$(14,117)	$(20,662)	$—	$(34,779)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $117,520,684) — including $359,625 of securities loaned	$118,129,857
Investment in Daily Assets Fund Institutional (cost $371,700)*	371,700
Investment in Central Cash Management Fund (cost $11,215,052)	11,215,052
Total investments, at value (cost $129,107,436)	129,716,609
Cash	24,801
Foreign currency, at value (cost $60,268)	56,844
Deposit with broker for futures contracts	971
Receivable for Fund shares sold	18,032
Receivable for daily variation margin on futures contracts	155,990
Interest receivable	1,285,081
Unrealized appreciation on forward foreign currency exchange contracts	7,148
Foreign taxes recoverable	2,923
Other assets	1,270
Total assets	131,269,669
Liabilities
Payable upon return of securities loaned	371,700
Payable for Investments purchased	112,386
Payable for investments purchased — when-issued/delayed delivery securities	18,527,711
Payable for Fund shares redeemed	44,480
Net payable for closed swap contracts	138,354
Unrealized depreciation on swap contracts	20,662
Upfront payments received on swap contracts	2,679
Accrued management fee	33,104
Accrued expenses	83,088
Total liabilities	19,334,164
Net assets, at value	$111,935,505
Net Assets Consist of
Undistributed net investment income	2,698,655
Net unrealized appreciation (depreciation) on: Investments	609,173
Futures	167,289
Foreign currency	6,807
Swap contracts	(20,662)
Accumulated net realized gain (loss)	(37,035,172)
Paid-in capital	145,509,415
Net assets, at value	$111,935,505
Class A Net Asset Value, offering and redemption price per share ($111,935,505 ÷ 20,076,141 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.58

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Interest	$3,207,539
Income distributions — Central Cash Management Fund	5,520
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,806
Total income	3,214,865
Expenses: Management fee	242,893
Administration fee	62,280
Services to shareholders	2,302
Custodian fee	10,895
Legal fees	9,259
Audit and tax fees	20,242
Reports to shareholders	24,554
Trustees' fees and expenses	3,591
Other	13,481
Total expenses	389,497
Net investment income	2,825,368
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,150,162
Futures	50,289
Foreign currency	(36,243)
Swap contracts	(134,946)
1,029,262
Change in net unrealized appreciation (depreciation) on: Investments	579,593
Futures	(721,367)
Foreign currency	(39,653)
Swap contracts	(20,662)
(202,089)
Net gain (loss)	827,173
Net increase (decrease) in net assets resulting from operations	$3,652,541

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$2,825,368	$5,460,988
Net realized gain (loss)	1,029,262	5,014,458
Change in net unrealized appreciation (depreciation)	(202,089)	3,501
Net increase (decrease) in net assets resulting from operations	3,652,541	10,478,947
Distributions to shareholders from: Net investment income: Class A	(4,956,830)	(6,962,542)
Fund share transactions: Class A Proceeds from shares sold	4,907,629	16,049,365
Reinvestment of distributions	4,956,830	6,962,542
Payments for shares redeemed	(52,002,358)	(29,824,695)
Net increase (decrease) in net assets from Class A share transactions	(42,137,899)	(6,812,788)
Increase (decrease) in net assets	(43,442,188)	(3,296,383)
Net assets at beginning of period	155,377,693	158,674,076
Net assets at end of period (including undistributed net investment income of $2,698,655 and $4,830,117, respectively)	$111,935,505	$155,377,693
Other Information
Class A Shares outstanding at beginning of period	27,458,970	28,638,100
Shares sold	866,073	2,857,267
Shares issued to shareholders in reinvestment of distributions	891,516	1,277,530
Shares redeemed	(9,140,418)	(5,313,927)
Net increase (decrease) in Class A shares	(7,382,829)	(1,179,130)
Shares outstanding at end of period	20,076,141	27,458,970

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A	Six Months Ended 6/30/11 (Unaudited)	Years Ended December 31,
		2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 5.66	$ 5.54	$ 5.50	$ 6.98	$ 7.03	$ 6.99
Income (loss) from investment operations: Net investment incomea	.13	.19	.25	.37	.35	.33
Net realized and unrealized gain (loss)	.04	.18	.26	(1.48)	(.06)	(.01)
Total from investment operations	.17	.37	.51	(1.11)	.29	.32
Less distributions from: Net investment income	(.25)	(.25)	(.47)	(.37)	(.34)	(.27)
Net realized gains	—	—	—	—	—	(.01)
Total distributions	(.25)	(.25)	(.47)	(.37)	(.34)	(.28)
Net asset value, end of period	$ 5.58	$ 5.66	$ 5.54	$ 5.50	$ 6.98	$ 7.03
Total Return (%)	2.91**	6.79	10.07	(16.77)	4.18	4.72b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112	155	159	155	229	218
Ratio of expenses before expense reductions (%)	.63*	.59	.59	.59	.61	.66
Ratio of expenses after expense reductions (%)	.63*	.59	.59	.59	.61	.62
Ratio of net investment income (%)	4.54*	3.42	4.68	5.76	5.03	4.82
Portfolio turnover rate (%)	135**	357	284	196	185	186
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP (formerly DWS Global Opportunities VIP) and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Bond VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Funds.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $37,157,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 (the expiration date), whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. The Fund will declare and distribute dividends from its net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2011, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. The Fund also entered into currency futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2011, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the Fund's investment in futures contracts sold had a total notional value generally indicative of a range from approximately $27,770,000 to $48,873,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended June 30, 2011, the Fund bought credit default swap contracts to gain exposure to an underlying reference entity's credit quality characteristics without directly investing in that reference entity, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $5,700,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the six months ended June 30, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

There are no open contracts as of June 30, 2011. For the six months ended June 30, 2011, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $9,000,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, the Fund may enter into forward foreign currency exchange contracts. For the six months ended June 30, 2011, the Fund invested in forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2011, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $902,000 to $1,361,000, and the investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from $0 to approximately $360,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$181,406	$181,406
Foreign Exchange Contracts (b)	7,148	—	7,148
	$7,148	$181,406	$188,554

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Swap Contracts	Futures Contracts	Total
Credit contracts (a)	$(20,662)	$—	$(20,662)
Interest Rate Contracts (b)	—	(14,117)	(14,117)
	$(20,662)	$(14,117)	$(34,779)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$(40,641)	$—	$(535,187)	$(575,828)
Interest Rate Contracts (b)	—	52,362	585,476	637,838
Credit Contracts (b)	—	(187,308)	—	(187,308)
	$(40,641)	$(134,946)	$50,289	$(125,298)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from swaps and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$(40,878)	$—	$23,390	$(17,488)
Interest Rate Contracts (b)	—	—	(744,757)	(744,757)
Credit Contracts (b)	—	(20,662)	—	(20,662)
	$(40,878)	$(20,662)	$(721,367)	$(782,907)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on swaps and futures, respectively

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $171,314,598 and $221,381,969, respectively. Purchases and sales of US Treasury obligations aggregated $13,176,268 and $31,344,036, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $62,280, of which $9,295 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC aggregated $340, of which $249 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,913, of which $1,663 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, owning 49%, 12% and 10%, respectively.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1bond-3 (R-023163-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS Capital Growth VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
14 Notes to Financial Statements
17 Proxy Voting
18 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.51% and 0.85% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment
[] DWS Capital Growth VIP — Class A [] Russell 1000® Growth Index
The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Capital Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,365	$13,143	$10,934	$12,656	$12,247
	Average annual total return	3.65%	31.43%	3.02%	4.82%	2.05%
Russell 1000 Growth Index	Growth of $10,000	$10,683	$13,501	$11,581	$12,965	$12,479
	Average annual total return	6.83%	35.01%	5.01%	5.33%	2.24%
DWS Capital Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,348	$13,101	$10,827	$12,444	$11,831
	Average annual total return	3.48%	31.01%	2.68%	4.47%	1.70%
Russell 1000 Growth Index	Growth of $10,000	$10,683	$13,501	$11,581	$12,965	$12,479
	Average annual total return	6.83%	35.01%	5.01%	5.33%	2.24%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,036.50	$1,034.80
Expenses Paid per $1,000*	$2.63	$4.34
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,022.22	$1,020.53
Expenses Paid per $1,000*	$2.61	$4.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.52%	.86%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Common Stocks	98%	100%
Cash Equivalents	2%	—
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/11	12/31/10

Information Technology	30%	31%
Industrials	16%	14%
Energy	13%	12%
Consumer Discretionary	13%	16%
Health Care	10%	10%
Consumer Staples	6%	5%
Materials	6%	6%
Financials	4%	5%
Telecommunication Services	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 12.7%
Auto Components 2.2%
Autoliv, Inc. (a)	110,264	8,650,211
BorgWarner, Inc.* (a)	118,765	9,595,024
		18,245,235
Hotels Restaurants & Leisure 4.1%
Darden Restaurants, Inc. (a)	209,730	10,436,165
McDonald's Corp. (a)	123,835	10,441,767
Starwood Hotels & Resorts Worldwide, Inc. (a)	229,918	12,884,605
		33,762,537
Multiline Retail 1.6%
Dollar General Corp.* (a)	142,866	4,841,729
Nordstrom, Inc. (a)	172,002	8,073,774
		12,915,503
Specialty Retail 2.9%
Dick's Sporting Goods, Inc.*	245,666	9,445,858
Limited Brands, Inc. (a)	385,330	14,815,938
		24,261,796
Textiles, Apparel & Luxury Goods 1.9%
NIKE, Inc. "B"	179,980	16,194,600
Consumer Staples 6.2%
Beverages 1.4%
PepsiCo, Inc. (a)	174,442	12,285,950
Food & Staples Retailing 3.1%
Costco Wholesale Corp.	151,166	12,280,726
Wal-Mart Stores, Inc. (a)	174,355	9,265,224
Whole Foods Market, Inc.	65,844	4,177,802
		25,723,752
Food Products 1.7%
Kellogg Co.	253,352	14,015,433
Energy 12.7%
Energy Equipment & Services 5.0%
Halliburton Co. (a)	126,541	6,453,591
National Oilwell Varco, Inc.	176,441	13,799,451
Oil States International, Inc.* (a)	82,334	6,579,310
Schlumberger Ltd.	170,007	14,688,605
		41,520,957
Oil, Gas & Consumable Fuels 7.7%
Anadarko Petroleum Corp. (a)	173,974	13,354,244
EOG Resources, Inc. (a)	128,390	13,423,174
Exxon Mobil Corp.	140,975	11,472,546
Marathon Oil Corp.	121,715	6,411,946
Occidental Petroleum Corp. (a)	123,129	12,810,341
Plains Exploration & Production Co.*	177,881	6,780,824
		64,253,075
Financials 4.4%
Capital Markets
Ameriprise Financial, Inc.	94,307	5,439,628
Charles Schwab Corp. (a)	377,927	6,216,899
Morgan Stanley	379,297	8,727,624
T. Rowe Price Group, Inc. (a)	272,116	16,419,479
		36,803,630
	Shares	Value ($)

Health Care 10.0%
Biotechnology 3.7%
Amgen, Inc.* (a)	75,112	4,382,785
Celgene Corp.* (a)	298,428	18,001,177
Gilead Sciences, Inc.*	207,522	8,593,486
		30,977,448
Health Care Equipment & Supplies 1.5%
CareFusion Corp.*	233,629	6,347,700
Edwards Lifesciences Corp.* (a)	72,585	6,327,960
		12,675,660
Health Care Providers & Services 3.7%
Express Scripts, Inc.*	319,263	17,233,817
McKesson Corp.	158,770	13,281,111
		30,514,928
Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.*	135,015	8,693,616
Industrials 16.1%
Aerospace & Defense 3.5%
TransDigm Group, Inc.*	102,936	9,386,734
United Technologies Corp.	226,401	20,038,752
		29,425,486
Commercial Services & Supplies 1.0%
Stericycle, Inc.* (a)	87,989	7,841,580
Electrical Equipment 3.1%
AMETEK, Inc.	301,507	13,537,664
Roper Industries, Inc. (a)	147,055	12,249,682
		25,787,346
Machinery 6.0%
Dover Corp.	112,692	7,640,518
Meritor, Inc.* (a)	312,013	5,004,688
Navistar International Corp.* (a)	167,878	9,478,392
Parker Hannifin Corp. (a)	216,882	19,462,991
SPX Corp. (a)	103,493	8,554,731
		50,141,320
Road & Rail 2.5%
Norfolk Southern Corp. (a)	280,226	20,997,334
Information Technology 29.9%
Communications Equipment 3.7%
QUALCOMM, Inc.	466,531	26,494,295
Riverbed Technology, Inc.* (a)	102,173	4,045,029
		30,539,324
Computers & Peripherals 8.5%
Apple, Inc.*	138,313	46,427,525
EMC Corp.* (a)	893,537	24,616,944
		71,044,469
Internet Software & Services 1.2%
Google, Inc. "A"*	19,252	9,748,828
IT Services 4.2%
Accenture PLC "A"	218,454	13,198,991
International Business Machines Corp. (a)	65,648	11,261,914
VeriFone Systems, Inc.* (a)	242,271	10,744,719
		35,205,624
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 3.2%
Intel Corp. (a)	817,066	18,106,183
Skyworks Solutions, Inc.*	379,933	8,730,860
		26,837,043
Software 9.1%
Adobe Systems, Inc.*	132,928	4,180,585
Check Point Software Technologies Ltd.* (a)	162,682	9,248,472
Concur Technologies, Inc.* (a)	132,711	6,644,840
Microsoft Corp.	712,689	18,529,914
Oracle Corp.	844,212	27,783,017
Solera Holdings, Inc.	150,405	8,897,960
		75,284,788
Materials 5.6%
Chemicals 3.4%
Huntsman Corp. (a)	924,713	17,430,840
The Mosaic Co.	157,470	10,665,443
		28,096,283
Containers & Packaging 0.7%
Owens-Illinois, Inc.*	242,076	6,247,981
Metals & Mining 1.5%
Freeport-McMoRan Copper & Gold, Inc.	237,634	12,570,839
	Shares	Value ($)

Telecommunication Services 1.6%
Wireless Telecommunication Services
American Tower Corp. "A"*	254,061	13,295,013
Total Common Stocks (Cost $583,281,627)		825,907,378

Securities Lending Collateral 27.3%
Daily Assets Fund Institutional, 0.13% (b) (c) (Cost $227,048,807)	227,048,807	227,048,807

Cash Equivalents 1.7%
Central Cash Management Fund, 0.11% (b) (Cost $13,846,777)	13,846,777	13,846,777

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $824,177,211)+	128.2	1,066,802,962
Other Assets and Liabilities, Net	(28.2)	(234,407,694)
Net Assets	100.0	832,395,268

* Non-income producing security.

+ The cost for federal income tax purposes was $827,129,683. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $239,673,279. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $251,036,181 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,362,902.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $225,149,671, which is 27.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$825,907,378	$—	$—	$825,907,378
Short-Term Investments (d)	240,895,584	—	—	240,895,584
Total	$1,066,802,962	$—	$—	$1,066,802,962

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $583,281,627) — including $225,149,671 of securities loaned	$825,907,378
Investment in Daily Assets Fund Institutional (cost $227,048,807)*	227,048,807
Investment in Central Cash Management Fund (cost $13,846,777)	13,846,777
Total investments in securities, at value (cost $824,177,211)	1,066,802,962
Cash	11,068
Foreign currency, at value (cost $3,846)	3,887
Receivable for Fund shares sold	20,419
Dividends receivable	630,432
Interest receivable	7,739
Foreign taxes recoverable	52,713
Other assets	990
Total assets	1,067,530,210
Liabilities
Payable upon return of securities loaned	227,048,807
Payable for investments purchased	6,574,518
Payable for Fund shares redeemed	818,478
Accrued management fee	251,723
Other accrued expenses and payables	441,416
Total liabilities	235,134,942
Net assets, at value	$832,395,268
Net Assets Consist of
Undistributed net investment income	2,420,579
Net unrealized appreciation (depreciation) on: Investments	242,625,751
Foreign currency	11,333
Accumulated net realized gain (loss)	(125,898,280)
Paid-in capital	713,235,885
Net assets, at value	$832,395,268
Class A Net Asset Value, offering and redemption price per share ($817,551,420 ÷ 40,560,109 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.16
Class B Net Asset Value, offering and redemption price per share ($14,843,848 ÷ 738,253 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$20.11

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends	$4,520,569
Income distributions — Central Cash Management Fund	2,855
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	56,926
Total income	4,580,350
Expenses: Management fee	1,468,529
Administration fee	385,150
Services to shareholders	6,136
Distribution service fee (Class B)	16,319
Record keeping fee (Class B)	5,679
Custodian fee	29,015
Professional fees	35,976
Reports to shareholders	39,423
Trustees' fees and expenses	13,083
Other	20,859
Total expenses	2,020,169
Net investment income (loss)	2,560,181
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	40,257,242
Foreign currency	266
40,257,508
Change in net unrealized appreciation (depreciation) on: Investments	(20,797,394)
Foreign currency	7,010
(20,790,384)
Net gain (loss)	19,467,124
Net increase (decrease) in net assets resulting from operations	$22,027,305

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$2,560,181	$5,440,265
Net realized gain (loss)	40,257,508	56,939,552
Change in net unrealized appreciation (depreciation)	(20,790,384)	46,062,994
Net increase (decrease) in net assets resulting from operations	22,027,305	108,442,811
Distributions to shareholders from: Net investment income: Class A	(5,283,454)	(6,317,623)
Class B	(48,050)	(67,783)
Total distributions	(5,331,504)	(6,385,406)
Fund share transactions: Class A Proceeds from shares sold	6,977,977	12,396,402
Net assets acquired in tax-free reorganization*	126,872,037	—
Reinvestment of distributions	5,283,454	6,317,623
Payments for shares redeemed	(66,910,154)	(105,101,955)
Net increase (decrease) in net assets from Class A share transactions	72,223,314	(86,387,930)
Class B Proceeds from shares sold	335,771	1,077,251
Net assets acquired in tax-free reorganization*	3,304,909	—
Reinvestment of distributions	48,050	67,783
Payments for shares redeemed	(1,268,637)	(2,881,286)
Net increase (decrease) in net assets from Class B share transactions	2,420,093	(1,736,252)
Increase (decrease) in net assets	91,339,208	13,933,223
Net assets at beginning of period	741,056,060	727,122,837
Net assets at end of period (including undistributed net investment income of $2,420,579 and $5,191,902, respectively)	$832,395,268	$741,056,060
Other Information
Class A Shares outstanding at beginning of period	37,210,167	42,229,316
Shares sold	344,950	714,318
Shares issued in tax-free reorganization*	6,079,145	—
Shares issued to shareholders in reinvestment of distributions	254,870	348,655
Shares redeemed	(3,329,023)	(6,082,122)
Net increase (decrease) in Class A shares	3,349,942	(5,019,149)
Shares outstanding at end of period	40,560,109	37,210,167
Class B Shares outstanding at beginning of period	623,731	725,636
Shares sold	16,721	62,186
Shares issued in tax-free reorganization*	158,668	—
Shares issued to shareholders in reinvestment of distributions	2,322	3,749
Shares redeemed	(63,189)	(167,840)
Net increase (decrease) in Class B shares	114,522	(101,905)
Shares outstanding at end of period	738,253	623,731

* On April 29, 2011 DWS Health Care VIP and DWS Technology VIP were acquired by the Fund through a tax-free reorganization (see Note F).

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A	Six Months Ended 6/30/11 (Unaudited)	Years Ended December 31,
		2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 19.59	$ 16.93	$ 13.55	$ 20.41	$18.24	$ 16.90
Income (loss) from investment operations: Net investment income (loss)a	.07	.14d	.14	.16	.17d	.13c
Net realized and unrealized gain (loss)	.65	2.68	3.43	(6.83)	2.12	1.31
Total from investment operations	.72	2.82	3.57	(6.67)	2.29	1.44
Less distributions from: Net investment income	(.15)	(.16)	(.19)	(.19)	(.12)	(.10)
Net asset value, end of period	$ 20.16	$ 19.59	$ 16.93	$ 13.55	$ 20.41	$ 18.24
Total Return (%)	3.65**	16.71b	26.87b	(32.98)b	12.59b	8.53b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	818	729	715	594	1,058	1,131
Ratio of expenses before expense reductions (%)	.52*	.51	.51	.50	.53	.52
Ratio of expenses after expense reductions (%)	.52*	.51	.49	.49	.52	.49
Ratio of net investment income (loss) (%)	.67*	.78d	.98	.89	.86d	.73c
Portfolio turnover rate (%)	24**	42	76	21	30	16
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and 0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.
* Annualized ** Not annualized

Class B	Six Months Ended 6/30/11 (Unaudited)	Years Ended December 31,
		2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 19.51	$ 16.86	$ 13.49	$ 20.31	$ 18.15	$ 16.81
Income (loss) from investment operations: Net investment income (loss)a	.03	.08d	.09	.10	.09d	.06c
Net realized and unrealized gain (loss)	.65	2.67	3.43	(6.81)	2.12	1.31
Total from investment operations	.68	2.75	3.52	(6.71)	2.21	1.37
Less distributions from: Net investment income	(.08)	(.10)	(.15)	(.11)	(.05)	(.03)
Net asset value, end of period	$ 20.11	$ 19.51	$ 16.86	$ 13.49	$ 20.31	$ 18.15
Total Return (%)	3.48**	16.33b	26.49b	(33.20)b	12.18b	8.17b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	12	12	10	19	107
Ratio of expenses before expense reductions (%)	.86*	.85	.85	.85	.94	.91
Ratio of expenses after expense reductions (%)	.86*	.84	.82	.82	.90	.86
Ratio of net investment income (loss) (%)	.33*	.45d	.65	.56	.48d	.36c
Portfolio turnover rate (%)	24**	42	76	21	30	16
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and $0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP (formerly DWS Global Opportunities VIP) and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Capital Growth VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Funds.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $163,203,000, including $31,237,000 inherited from its mergers with affiliated funds in fiscal years 2005, 2006 and 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2011 ($69,353,000), December 31, 2012 ($28,616,000), December 31, 2015 ($6,163,000), December 31, 2016 ($20,912,000) and December 31, 2017 ($38,159,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. The Fund will declare and distribute dividends from its net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $190,644,597 and $272,483,077, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.38% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $385,150, of which $67,552 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2011
Class A	$410	$349
Class B	70	70
	$480	$419

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2011, the Distribution Service Fee aggregated $16,319, of which $2,358 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,762, of which $386 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Ownership of the Fund

Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 37%, 28% and 14%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 84% and 14%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

F. Acquisition of Assets

On April 29, 2011, the Fund acquired all of the net assets of DWS Health Care VIP and DWS Technology VIP pursuant to a plan of reorganization approved by shareholders on April 11, 2011. The purpose of the transaction was to combine three funds managed by DWS with comparable investment objectives and strategies.

The acquisition was accomplished by a tax-free exchange as follows:
	Class A shares	Class B shares
DWS Health Care VIP	5,605,448	377,495
DWS Technology VIP	6,613,518	10,454

The above shares were exchanged for the following shares outstanding on the date acquired of the DWS Capital Growth VIP Fund:
	Class A shares	Class B shares
DWS Health Care VIP	2,358,210	152,955
DWS Technology VIP	3,720,935	5,713

The net assets at acquired date were as follows:
DWS Health Care VIP	$52,398,965
DWS Technology VIP	$77,777,981

The net unrealized appreciation included in the net assets above were as follows:
DWS Health Care VIP	$4,928,832
DWS Technology VIP	$13,786,077

The aggregate net assets of DWS Capital Growth VIP immediately before the acquisition were $754,712,975. The combined net assets of DWS Capital Growth VIP immediately following the acquisition were $884,889,922.

The financial statements reflect the operations of the DWS Capital Growth VIP for the period prior to the acquisition and the combined portfolio for the period subsequent to the Fund merger. Assuming the acquisition had been completed on January 1, 2011, DWS Capital Growth VIP's pro forma results of operations for the period ending June 30, 2011, are as follows:
Net investment income*	$2,467,086
Net gain (loss) on investments	31,145,502
Net increase (decrease) in net assets resulting from operations	33,612,588

* Net investment income includes $157,183 of pro forma eliminated expenses.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1capgro-3 (R-023164-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS Global Small Cap Growth VIP

(formerly DWS Global Opportunities VIP)
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
14 Financial Highlights
16 Notes to Financial Statements
19 Proxy Voting
20 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks of smaller companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 1.12% and 1.34% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment
[] DWS Global Small Cap Growth VIP — Class A [] S&P® Developed SmallCap Index
The S&P® Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Global Small Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,518	$13,779	$11,119	$12,374	$20,737
	Average annual total return	5.18%	37.79%	3.60%	4.35%	7.57%
S&P Developed SmallCap Index	Growth of $10,000	$10,681	$13,870	$11,413	$12,470	$23,573
	Average annual total return	6.81%	38.70%	4.50%	4.51%	8.95%
DWS Global Small Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,508	$13,753	$11,015	$12,180	$20,221
	Average annual total return	5.08%	37.53%	3.27%	4.02%	7.29%
S&P Developed SmallCap Index	Growth of $10,000	$10,681	$13,870	$11,413	$12,470	$23,573
	Average annual total return	6.81%	38.70%	4.50%	4.51%	8.95%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,051.80	$1,050.80
Expenses Paid per $1,000*	$5.09	$6.41
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,019.84	$1,018.55
Expenses Paid per $1,000*	$5.01	$6.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Small Cap Growth VIP	1.00%	1.26%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/11	12/31/10

United States	43%	40%
Continental Europe	22%	21%
Pacific Basin	13%	15%
United Kingdom	8%	9%
Japan	7%	8%
Australia	2%	2%
Canada	2%	2%
Latin America	1%	1%
Other	2%	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/11	12/31/10

Industrials	22%	22%
Consumer Discretionary	18%	18%
Health Care	17%	14%
Information Technology	15%	15%
Financials	10%	12%
Energy	9%	8%
Consumer Staples	5%	5%
Materials	4%	6%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 96.8%
Australia 1.5%
Austal Ltd.	317,365	948,056
Lynas Corp., Ltd.*	622,982	1,356,424
(Cost $977,234)		2,304,480
Austria 0.9%
Andritz AG (Cost $1,240,572)	14,123	1,454,202
Bermuda 0.6%
Lazard Ltd. "A" (a) (Cost $656,160)	26,900	997,990
Brazil 1.0%
Fleury SA (Cost $1,245,600)	106,204	1,546,802
Canada 1.5%
SunOpta, Inc.*	230,568	1,639,339
Thompson Creek Metals Co., Inc.*	73,091	729,448
(Cost $2,459,110)		2,368,787
Channel Islands 1.1%
Charter International PLC	63,580	808,259
Randgold Resources Ltd. (ADR) (b)	11,627	977,249
(Cost $1,508,076)		1,785,508
China 2.4%
Charm Communications, Inc. (ADR)*	72,867	867,117
Minth Group Ltd.	1,173,988	1,905,122
NetQin Mobile, Inc. (ADR)* (c)	34,911	192,011
VanceInfo Technologies, Inc. (ADR)*	34,175	789,784
(Cost $1,937,890)		3,754,034
Cyprus 0.5%
ProSafe SE (d) (Cost $668,450)	102,813	774,059
France 1.6%
Flamel Technologies SA (ADR)*	167,113	894,055
JC Decaux SA*	44,410	1,422,653
Meetic*	10,627	230,574
(Cost $3,407,282)		2,547,282
Germany 6.4%
Fresenius Medical Care AG & Co. KGaA	69,091	5,165,641
M.A.X. Automation AG	232,043	1,682,307
Rational AG	5,948	1,567,592
United Internet AG (Registered)	77,391	1,626,686
(Cost $2,434,825)		10,042,226
Gibraltar 0.3%
Bwin.Party Digital Entertainment PLC* (Cost $874,189)	211,754	510,778
Hong Kong 4.7%
Dah Sing Banking Group Ltd.	518,739	730,108
EVA Precision Industrial Holdings Ltd. (e)	5,174,015	1,590,398
K Wah International Holdings Ltd.	3,498,956	1,296,231
Kingboard Chemical Holdings Ltd.	286,377	1,335,082
REXLot Holdings Ltd. (e)	15,603,668	1,509,066
Shui On Construction & Materials Ltd.	648,348	872,097
(Cost $5,267,679)		7,332,982
India 0.0%
Magma Fincorp Ltd. (Cost $12,952)	8,821	14,444
	Shares	Value ($)

Ireland 3.5%
C&C Group PLC (f)	144,956	756,337
C&C Group PLC (f)	185,737	966,592
Paddy Power PLC	38,975	2,118,171
Ryanair Holdings PLC (f)	2,200	11,335
Ryanair Holdings PLC (f)	307,920	1,577,159
(Cost $3,032,718)		5,429,594
Israel 0.6%
EZchip Semiconductor Ltd.* (a) (Cost $805,984)	23,811	880,293
Italy 0.6%
Prysmian SpA (Cost $837,686)	46,571	936,755
Japan 7.1%
Digital Garage, Inc.*	231	943,611
Hajime Construction Co., Ltd.	42,681	1,129,006
Internet Initiative Japan, Inc.	293	1,135,773
JFE Shoji Holdings, Inc.	178,014	872,284
MISUMI Group, Inc.	63,107	1,634,084
Nippon Seiki Co., Ltd.	104,513	1,386,432
Star Micronics Co., Ltd.	76,798	910,767
Sumikin Bussan Corp.	371,764	902,485
Universal Entertainment Corp.	67,834	2,266,071
(Cost $7,932,190)		11,180,513
Korea 0.8%
DGB Financial Group, Inc.* (Cost $1,287,209)	86,307	1,309,580
Luxembourg 0.6%
L'Occitane International SA* (Cost $672,957)	335,532	898,321
Netherlands 4.1%
Brunel International NV	22,689	1,000,907
Chicago Bridge & Iron Co. NV (g)	47,789	1,858,992
Koninklijke Vopak NV	32,153	1,575,603
SBM Offshore NV	73,545	1,945,455
(Cost $2,597,813)		6,380,957
Philippines 0.5%
Cebu Air, Inc. (Cost $1,093,752)	403,406	849,001
Singapore 2.3%
Amtek Engineering Ltd.*	1,482,234	1,197,197
UOB-Kay Hian Holdings Ltd.	578,390	763,405
Venture Corp., Ltd.	165,438	1,151,876
Yongnam Holdings Ltd.	2,665,927	577,128
(Cost $3,233,713)		3,689,606
South Africa 0.4%
Northam Platinum Ltd. (Cost $724,060)	106,933	672,983
Spain 0.5%
Tecnicas Reunidas SA (Cost $812,339)	13,884	714,465
Switzerland 1.0%
Partners Group Holding AG (Cost $521,648)	8,555	1,514,133
Taiwan 0.9%
E Ink Holdings, Inc.* (Cost $1,473,862)	742,989	1,400,947
	Shares	Value ($)

Thailand 0.5%
Kiatnakin Bank PCL (Foreign Registered) (Cost $623,990)	741,741	796,662
United Arab Emirates 0.8%
Lamprell PLC (Cost $659,259)	217,457	1,317,265
United Kingdom 8.2%
Aegis Group PLC	273,649	702,370
ARM Holdings PLC	174,989	1,654,971
Ashmore Group PLC	313,127	2,001,332
Babcock International Group PLC	178,266	2,036,907
Burberry Group PLC	50,916	1,183,797
Domino's Pizza UK & IRL PLC	142,859	925,644
ICAP PLC	98,470	747,247
John Wood Group PLC	121,019	1,258,323
Rotork PLC	45,773	1,238,659
Serco Group PLC	118,277	1,048,223
(Cost $6,918,978)		12,797,473
United States 41.9%
Accuray, Inc.*	123,995	993,200
Advance Auto Parts, Inc.	17,884	1,046,035
Aecom Technology Corp.*	47,758	1,305,704
Aeropostale, Inc.*	53,258	932,015
Affiliated Managers Group, Inc.*	9,854	999,688
Altra Holdings, Inc.*	43,108	1,034,161
Approach Resources, Inc.*	32,177	729,453
BE Aerospace, Inc.*	41,384	1,688,881
BorgWarner, Inc.*	20,696	1,672,030
Cardtronics, Inc.*	70,944	1,663,637
Centene Corp.*	48,940	1,738,838
Central European Distribution Corp. (h)	23,827	266,862
Cliffs Natural Resources, Inc.	9,557	883,545
Cloud Peak Energy, Inc.*	41,811	890,574
Cognex Corp.	30,503	1,080,721
Complete Production Services, Inc.*	40,209	1,341,372
CONMED Corp.*	29,715	846,283
Deckers Outdoor Corp.*	29,553	2,604,801
Diamond Foods, Inc.	34,586	2,640,295
Dresser-Rand Group, Inc.*	27,393	1,472,374
FSI International, Inc.*	193,500	530,190
Green Mountain Coffee Roasters, Inc.*	17,602	1,571,155
Guess?, Inc.	30,700	1,291,242
Harris Corp.	23,156	1,043,409
hhgregg, Inc.*	50,566	677,584
Itron, Inc.*	26,506	1,276,529
Jarden Corp.	23,400	807,534
Jefferies Group, Inc.	56,400	1,150,560
Joy Global, Inc.	9,018	858,874
Kinetic Concepts, Inc.*	23,454	1,351,654
Lam Research Corp.*	14,827	656,540
Life Technologies Corp.*	29,757	1,549,447
	Shares	Value ($)

Merit Medical Systems, Inc.*	22,210	399,114
Metabolix, Inc.*	45,129	322,221
NIC, Inc.	78,307	1,054,012
Northern Oil & Gas, Inc.*	38,325	848,899
NxStage Medical, Inc.*	65,965	1,373,391
Oil States International, Inc.*	10,395	830,665
Onyx Pharmaceuticals, Inc.*	22,124	780,977
Pacira Pharmaceuticals. Inc.*	110,748	1,328,976
Prosperity Bancshares, Inc.	28,851	1,264,251
Questcor Pharmaceuticals, Inc.*	100,242	2,415,832
Rovi Corp.*	22,959	1,316,928
Schweitzer-Mauduit International, Inc.	24,006	1,347,937
Sirona Dental Systems, Inc.*	17,953	953,304
Stericycle, Inc.*	17,342	1,545,519
STR Holdings, Inc.*	43,575	650,139
SXC Health Solutions Corp.*	34,777	2,049,061
Sycamore Networks, Inc.	30,900	687,216
Thoratec Corp.*	56,361	1,849,768
TiVo, Inc.*	72,127	742,187
Ultra Petroleum Corp.*	16,871	772,692
Urban Outfitters, Inc.*	41,483	1,167,747
VeriFone Systems, Inc.*	16,789	744,592
VIVUS, Inc.*	86,066	700,577
Waddell & Reed Financial, Inc. "A"	26,407	959,895
Zions Bancorp.	41,408	994,206
(Cost $44,364,345)		65,695,293
Total Common Stocks (Cost $100,282,522)		151,897,415

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd. Expiration Date 10/31/2012* (Cost $0)	39,014	20,305

Securities Lending Collateral 0.2%
Daily Assets Fund Institutional, 0.13% (i) (j) (Cost $183,350)	183,350	183,350

Cash Equivalents 2.7%
Central Cash Management Fund, 0.11% (i) (Cost $4,251,033)	4,251,033	4,251,033

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $104,716,905)+	99.7	156,352,103
Other Assets and Liabilities, Net	0.3	548,446
Net Assets	100.0	156,900,549

* Non-income producing security.

+ The cost for federal income tax purposes was $107,370,223. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $48,981,880. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $57,856,526 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,874,646.

(a) Listed on the NASDAQ Stock Market, Inc.

(b) Security is listed in country of domicile. Significant business activities of the company are in Africa.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $175,379, which is 0.1% of net assets.

(d) Security is listed in country of domicile. Significant business activities of the company are in Norway.

(e) Security is listed in country of domicile. Significant business activities of the company are in China.

(f) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(g) Listed on the New York Stock Exchange.

(h) Security is listed in country of domicile. Significant business activities of the company are in Poland.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Warrants
Australia	$—	$2,304,480	$—	$2,304,480
Austria	—	1,454,202	—	1,454,202
Bermuda	997,990	—	—	997,990
Brazil	1,546,802	—	—	1,546,802
Canada	2,368,787	—	—	2,368,787
Channel Islands	977,249	808,259	—	1,785,508
China	1,848,912	1,905,122	—	3,754,034
Cyprus	—	774,059	—	774,059
France	894,055	1,653,227	—	2,547,282
Germany	—	10,042,226	—	10,042,226
Gibraltar	—	510,778	—	510,778
Hong Kong	—	7,353,287	—	7,353,287
India	—	14,444	—	14,444
Ireland	—	5,429,594	—	5,429,594
Israel	880,293	—	—	880,293
Italy	—	936,755	—	936,755
Japan	—	11,180,513	—	11,180,513
Korea	—	1,309,580	—	1,309,580
Luxembourg	—	898,321	—	898,321
Netherlands	1,858,992	4,521,965	—	6,380,957
Philippines	—	849,001	—	849,001
Singapore	—	3,689,606	—	3,689,606
South Africa	—	672,983	—	672,983
Spain	—	714,465	—	714,465
Switzerland	—	1,514,133	—	1,514,133
Taiwan	—	1,400,947	—	1,400,947
Thailand	—	796,662	—	796,662
United Arab Emirates	—	1,317,265	—	1,317,265
United Kingdom	—	12,797,473	—	12,797,473
United States	65,695,293	—	—	65,695,293
Short-Term Investments (k)	4,434,383	—	—	4,434,383
Total	$81,502,756	$74,849,347	$—	$156,352,103

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(k) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $100,282,522) — including $175,379 of securities loaned	$151,917,720
Investment in Daily Assets Fund Institutional (cost $183,350)*	183,350
Investment in Central Cash Management Fund (cost $4,251,033)	4,251,033
Total investments, at value (cost $104,716,905)	156,352,103
Foreign currency, at value (cost $269,188)	272,687
Receivable for investments sold	875,277
Receivable for Fund shares sold	2,753
Interest receivable	6,419
Dividends receivable	75,600
Foreign taxes recoverable	55,385
Other assets	1,146
Total assets	157,641,370
Liabilities
Payable upon return of securities loaned	183,350
Payable for investments purchased	130,858
Payable for Fund shares redeemed	268,119
Accrued management fee	78,353
Other accrued expenses and payables	80,141
Total liabilities	740,821
Net assets, at value	$156,900,549
Net Assets Consist of
Distributions in excess of net investment income	(1,423,330)
Net unrealized appreciation (depreciation) on: Investments	51,635,198
Foreign currency	7,977
Accumulated net realized gain (loss)	3,775,736
Paid-in capital	102,904,968
Net assets, at value	$156,900,549
Class A Net Asset Value, offering and redemption price per share ($154,570,059 ÷ 10,450,758 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.79
Class B Net Asset Value, offering and redemption price per share ($2,330,490 ÷ 160,187 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.55

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $83,705)	$1,078,968
Income distributions — Central Cash Management Fund	2,774
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	64,748
Total income	1,146,490
Expenses: Management fee	704,743
Administration fee	78,977
Services to shareholders	2,325
Custodian fee	19,493
Distribution service fee (Class B)	2,862
Professional fees	26,737
Reports to shareholders	17,812
Trustees' fees and expenses	3,440
Other	34,171
Total expenses before expense reductions	890,560
Expense reductions	(97,829)
Total expenses after expense reductions	792,731
Net investment income (loss)	353,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,097,798
Foreign currency	12,617
14,110,415
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign taxes credit of $664)	(6,478,634)
Foreign currency	1,307
(6,477,327)
Net gain (loss)	7,633,088
Net increase (decrease) in net assets resulting from operations	$7,986,847

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$353,759	$589,628
Net realized gain (loss)	14,110,415	13,410,313
Change in net unrealized appreciation (depreciation)	(6,477,327)	20,284,923
Net increase (decrease) in net assets resulting from operations	7,986,847	34,284,864
Distributions to shareholders from: Net investment income: Class A	(2,513,532)	(567,314)
Class B	(31,935)	(5,306)
Total distributions	(2,545,467)	(572,620)
Fund share transactions: Class A Proceeds from shares sold	4,786,111	13,029,724
Reinvestment of distributions	2,513,532	567,314
Payments for shares redeemed	(15,808,183)	(27,999,087)
Net increase (decrease) in net assets from Class A share transactions	(8,508,540)	(14,402,049)
Class B Proceeds from shares sold	77,779	260,167
Reinvestment of distributions	31,935	5,306
Payments for redeemed	(159,311)	(5,280,324)
Net increase (decrease) in net assets from Class B share transactions	(49,597)	(5,014,851)
Increase (decrease) in net assets	(3,116,757)	14,295,344
Net assets at beginning of period	160,017,306	145,721,962
Net assets at end of period (including distributions in excess of investment income of $1,423,330 and undistributed net investment income of $768,378, respectively)	$156,900,549	$160,017,306
Other Information
Class A Shares outstanding at beginning of period	11,043,518	12,301,988
Shares sold	331,440	1,052,936
Shares issued to shareholders in reinvestment of distributions	165,582	46,236
Shares redeemed	(1,089,782)	(2,357,642)
Net increase (decrease) in Class A shares	(592,760)	(1,258,470)
Shares outstanding at end of period	10,450,758	11,043,518
Class B Shares outstanding at beginning of period	163,772	586,186
Shares sold	5,488	22,014
Shares issued to shareholders in reinvestment of distributions	2,139	439
Shares redeemed	(11,212)	(444,867)
Net increase (decrease) in Class B shares	(3,585)	(422,414)
Shares outstanding at end of period	160,187	163,772

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A	Six Months Ended 6/30/11 (Unaudited)	Years Ended December 31,
		2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$14.28	$ 11.32	$ 7.79	$ 18.28	$ 18.15	$ 15.00
Income (loss) from investment operations: Net investment income (loss)a	.03	.05	.04	.20d	.08d	.03c
Net realized and unrealized gain (loss)	.72	2.96	3.64	(8.18)	1.61	3.28
Total from investment operations	.75	3.01	3.68	(7.98)	1.69	3.31
Less distributions from: Net investment income	(.24)	(.05)	(.15)	(.04)	(.23)	(.16)
Net realized gains	—	—	—	(2.47)	(1.33)	—
Total distributions	(.24)	(.05)	(.15)	(2.51)	(1.56)	(.16)
Net asset value, end of period	$ 14.79	$ 14.28	$ 11.32	$ 7.79	$ 18.28	$ 18.15
Total Return (%)	5.18b**	26.64b	48.20b	(49.96)b	9.33b	22.08c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	158	139	117	310	331
Ratio of expenses before expense reductions (%)	1.12*	1.12	1.11	1.11	1.14	1.12
Ratio of expenses after expense reductions (%)	1.00*	1.04	.99	.99	1.12	1.12
Ratio of net investment income (loss) (%)	.45*	.42	.47	1.53d	.45d	.16c
Portfolio turnover rate (%)	15**	39	53	21	19	28
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.
* Annualized ** Not annualized

Class B	Six Months Ended 6/30/11 (Unaudited)	Years Ended December 31,
		2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$14.03	$ 11.11	$ 7.65	$ 18.03	$ 17.93	$ 14.84
Income (loss) from investment operations: Net investment income (loss)a	.02	.03	.02	.16d	.01d	(.00)c***
Net realized and unrealized gain (loss)	.70	2.90	3.57	(8.07)	1.61	3.24
Total from investment operations	.72	2.93	3.59	(7.91)	1.62	3.24
Less distributions from: Net investment income	(.20)	(.01)	(.13)	—	(.19)	(.15)
Net realized gains	—	—	—	(2.47)	(1.33)	—
Total distributions	(.20)	(.01)	(.13)	(2.47)	(1.52)	(.15)
Net asset value, end of period	$ 14.55	$ 14.03	$ 11.11	$ 7.65	$ 18.03	$ 17.93
Total Return (%)b	5.08**	26.38	47.66	(50.16)	8.92	21.88c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	7	5	12	37
Ratio of expenses before expense reductions (%)	1.38*	1.34	1.42	1.42	1.53	1.51
Ratio of expenses after expense reductions (%)	1.26*	1.26	1.30	1.30	1.50	1.31
Ratio of net investment income (loss) (%)	.19*	.20	.16	1.21d	.07d	(.03)c
Portfolio turnover rate (%)	15**	39	53	21	19	28
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP (formerly DWS Global Opportunities VIP) and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Global Small Cap Growth VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Funds.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the Fund invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $9,364,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 (the expiration date), whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. The Fund will declare and distribute dividends from its net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $23,103,690 and $37,514,779, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.890%
Next $500 million of average daily net assets	.875%
Next $1 billion of average daily net assets	.860%
Over $2 billion of average daily net assets	.845%

For the period from January 1, 2011 through September 30, 2011, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.00%
Class B	1.40%

Accordingly, for the six months ended June 30, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $97,582, and the amount charged aggregated $607,161, which was equivalent to an annualized effective rate of 0.77% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $78,977, of which $12,675 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2011
Class A	$247	247	$—
Class B	57	—	37
	$304	$247	$37

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2011, the Distribution Service Fee aggregated $2,862, of which $467 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,855, of which $801 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Ownership of the Fund

Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 48%, 20% and 11%. One participating insurance company was an owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 92%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1gloscg-3 (R-023284-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS Growth & Income VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
15 Financial Highlights
17 Notes to Financial Statements
21 Proxy Voting
22 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.63% and 0.88% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment
[] DWS Growth & Income VIP — Class A [] Russell 1000® Index
The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Growth & Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,869	$13,232	$11,540	$11,848	$12,759
	Average annual total return	8.69%	32.32%	4.89%	3.45%	2.47%
Russell 1000 Index	Growth of $10,000	$10,637	$13,193	$11,145	$11,763	$13,716
	Average annual total return	6.37%	31.93%	3.68%	3.30%	3.21%
DWS Growth & Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,856	$13,199	$11,486	$11,716	$12,423
	Average annual total return	8.56%	31.99%	4.73%	3.22%	2.19%
Russell 1000 Index	Growth of $10,000	$10,637	$13,193	$11,145	$11,763	$13,716
	Average annual total return	6.37%	31.93%	3.68%	3.30%	3.21%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,086.90	$1,085.60
Expenses Paid per $1,000*	$3.21	$4.55
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,021.72	$1,020.43
Expenses Paid per $1,000*	$3.11	$4.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.62%	.88%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/11	12/31/10

Information Technology	17%	19%
Financials	15%	17%
Health Care	15%	14%
Industrials	13%	12%
Energy	12%	11%
Consumer Discretionary	11%	11%
Consumer Staples	7%	7%
Materials	6%	5%
Telecommunication Services	2%	2%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 11.2%
Auto Components 0.1%
Dana Holding Corp.*	700	12,810
TRW Automotive Holdings Corp.*	1,900	112,157
		124,967
Diversified Consumer Services 0.1%
Weight Watchers International, Inc. (a)	1,800	135,846
Hotels Restaurants & Leisure 1.4%
Chipotle Mexican Grill, Inc.*	300	92,457
Marriott International, Inc. "A"	5,000	177,450
Wynn Resorts Ltd.	8,000	1,148,320
		1,418,227
Internet & Catalog Retail 0.8%
Priceline.com, Inc.* (a)	1,500	767,895
Leisure Equipment & Products 0.1%
Polaris Industries, Inc.	500	55,585
Media 5.0%
CBS Corp. "B"	54,100	1,541,309
Comcast Corp. "A"	70,200	1,778,868
McGraw-Hill Companies, Inc.	2,700	113,157
Omnicom Group, Inc.	1,300	62,608
Time Warner, Inc.	20,000	727,400
Viacom, Inc. "B"	16,500	841,500
		5,064,842
Multiline Retail 1.3%
Dillard's, Inc. "A" (a)	20,007	1,043,165
Macy's, Inc.	10,400	304,096
		1,347,261
Specialty Retail 1.5%
Aaron's, Inc.	1,600	45,216
Abercrombie & Fitch Co. "A"	1,100	73,612
Bed Bath & Beyond, Inc.*	1,400	81,718
Dick's Sporting Goods, Inc.*	3,400	130,730
Foot Locker, Inc.	2,600	61,776
Limited Brands, Inc.	12,400	476,780
TJX Companies, Inc.	13,000	682,890
Tractor Supply Co.	200	13,376
		1,566,098
Textiles, Apparel & Luxury Goods 0.9%
VF Corp. (a)	8,700	944,472
Consumer Staples 7.0%
Beverages 0.2%
Coca-Cola Enterprises, Inc.	6,200	180,916
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	9,300	755,532
Kroger Co.	10,500	260,400
Safeway, Inc. (a)	23,400	546,858
Walgreen Co.	8,700	369,402
Whole Foods Market, Inc. (a)	2,000	126,900
		2,059,092
Food Products 2.2%
ConAgra Foods, Inc.	2,500	64,525
Corn Products International, Inc.	2,500	138,200
Fresh Del Monte Produce, Inc.	4,900	130,683
Hormel Foods Corp. (a)	5,900	175,879
Smithfield Foods, Inc.*	6,600	144,342
	Shares	Value ($)

The Hershey Co.	9,700	551,445
The JM Smucker Co.	500	38,220
Tyson Foods, Inc. "A" (a)	51,900	1,007,898
		2,251,192
Household Products 0.3%
Church & Dwight Co., Inc.	900	36,486
Colgate-Palmolive Co.	2,500	218,525
		255,011
Personal Products 0.6%
Herbalife Ltd.	10,600	610,984
Tobacco 1.7%
Lorillard, Inc.	1,700	185,079
Philip Morris International, Inc.	22,700	1,515,679
		1,700,758
Energy 11.8%
Energy Equipment & Services 0.6%
Complete Production Services, Inc.*	9,800	326,928
National Oilwell Varco, Inc.	2,400	187,704
Patterson-UTI Energy, Inc.	3,400	107,474
		622,106
Oil, Gas & Consumable Fuels 11.2%
Anadarko Petroleum Corp.	6,300	483,588
Chevron Corp.	23,200	2,385,888
ConocoPhillips	28,600	2,150,434
CVR Energy, Inc.*	6,000	147,720
Devon Energy Corp.	3,000	236,430
Exxon Mobil Corp.	19,800	1,611,324
Hess Corp.	6,400	478,464
Marathon Oil Corp.	30,600	1,612,008
Murphy Oil Corp.	8,000	525,280
Stone Energy Corp.*	1,200	36,468
Tesoro Corp.*	12,900	295,539
Valero Energy Corp.	50,400	1,288,728
W&T Offshore, Inc.	2,400	62,688
		11,314,559
Financials 15.0%
Capital Markets 0.8%
American Capital Ltd.*	10,700	106,251
BlackRock, Inc.	800	153,448
Franklin Resources, Inc. (a)	4,300	564,547
		824,246
Commercial Banks 2.8%
KeyCorp	67,000	558,110
M&T Bank Corp. (a)	1,500	131,925
Marshall & Ilsley Corp.	10,500	83,685
Regions Financial Corp.	37,800	234,360
SunTrust Banks, Inc.	52,200	1,346,760
Zions Bancorp. (a)	19,500	468,195
		2,823,035
Consumer Finance 2.5%
Capital One Financial Corp.	30,200	1,560,434
Discover Financial Services	37,700	1,008,475
		2,568,909
Diversified Financial Services 2.7%
CME Group, Inc. "A"	800	233,272
JPMorgan Chase & Co.	55,900	2,288,546
The NASDAQ OMX Group, Inc.* (a)	7,500	189,750
		2,711,568
	Shares	Value ($)

Insurance 5.0%
ACE Ltd.	10,800	710,856
Allied World Assurance Co. Holdings AG	3,300	190,014
American International Group, Inc.* (a)	23,700	694,884
Chubb Corp.	12,600	788,886
Hartford Financial Services Group, Inc. (a)	9,000	237,330
Lincoln National Corp.	1,800	51,282
Progressive Corp.	8,700	186,006
Prudential Financial, Inc.	4,900	311,591
Reinsurance Group of America, Inc.	1,800	109,548
RenaissanceRe Holdings Ltd. (a)	500	34,975
The Travelers Companies, Inc. (a)	30,400	1,774,752
		5,090,124
Real Estate Investment Trusts 1.0%
HCP, Inc. (REIT)	1,700	62,373
Public Storage (REIT)	2,900	330,629
Rayonier, Inc. (REIT)	3,200	209,120
Vornado Realty Trust (REIT)	4,700	437,946
		1,040,068
Thrifts & Mortgage Finance 0.2%
People's United Financial, Inc.	12,500	168,000
Health Care 14.9%
Biotechnology 1.9%
Biogen Idec, Inc.*	12,600	1,347,192
Cephalon, Inc.*	7,500	599,250
		1,946,442
Health Care Providers & Services 6.7%
Aetna, Inc.	4,400	193,996
AmerisourceBergen Corp. (a)	10,700	442,980
Cardinal Health, Inc.	11,600	526,872
CIGNA Corp.	6,900	354,867
Coventry Health Care, Inc.*	20,700	754,929
Health Net, Inc.*	2,600	83,434
Humana, Inc.	18,800	1,514,152
McKesson Corp.	2,400	200,760
UnitedHealth Group, Inc.	42,600	2,197,308
WellPoint, Inc.	6,400	504,128
		6,773,426
Pharmaceuticals 6.3%
Bristol-Myers Squibb Co.	50,700	1,468,272
Eli Lilly & Co.	43,800	1,643,814
Endo Pharmaceuticals Holdings, Inc.*	4,900	196,833
Forest Laboratories, Inc.*	34,600	1,361,164
Johnson & Johnson (a)	2,200	146,344
Medicis Pharmaceutical Corp. "A" (a)	3,600	137,412
Merck & Co., Inc.	25,500	899,895
Par Pharmaceutical Companies, Inc.*	5,200	171,496
Pfizer, Inc.	9,100	187,460
Warner Chilcott PLC "A" (a)	3,700	89,281
Watson Pharmaceuticals, Inc.*	1,500	103,095
		6,405,066
Industrials 12.3%
Aerospace & Defense 4.7%
General Dynamics Corp.	11,500	856,980
Honeywell International, Inc.	15,400	917,686
Lockheed Martin Corp.	4,100	331,977
Northrop Grumman Corp. (a)	24,100	1,671,335
	Shares	Value ($)

Raytheon Co.	10,800	538,380
United Technologies Corp.	4,900	433,699
		4,750,057
Air Freight & Logistics 0.8%
FedEx Corp.	8,700	825,195
Airlines 0.4%
Alaska Air Group, Inc.*	3,800	260,148
Southwest Airlines Co.	11,300	129,046
		389,194
Commercial Services & Supplies 0.2%
R.R. Donnelley & Sons Co. (a)	12,000	235,320
Construction & Engineering 0.5%
EMCOR Group, Inc.*	4,300	126,033
Fluor Corp.	3,100	200,446
KBR, Inc.	4,200	158,298
		484,777
Industrial Conglomerates 0.9%
General Electric Co.	11,200	211,232
Tyco International Ltd.	14,500	716,735
		927,967
Machinery 3.0%
Caterpillar, Inc.	18,000	1,916,280
Cummins, Inc.	2,600	269,074
Dover Corp.	1,200	81,360
Eaton Corp.	12,500	643,125
Joy Global, Inc.	1,700	161,908
Oshkosh Corp.*	500	14,470
		3,086,217
Professional Services 0.1%
Manpower, Inc.	2,900	155,585
Road & Rail 1.1%
CSX Corp.	7,300	191,406
Norfolk Southern Corp.	2,600	194,818
Ryder System, Inc.	12,500	710,625
		1,096,849
Trading Companies & Distributors 0.6%
W.W. Grainger, Inc. (a)	3,800	583,870
Information Technology 16.9%
Communications Equipment 0.4%
Motorola Solutions, Inc.*	3,300	151,932
Polycom, Inc.*	1,700	109,310
Riverbed Technology, Inc.*	1,600	63,344
Telefonaktiebolaget LM Ericsson (ADR)	6,500	93,470
		418,056
Computers & Peripherals 2.6%
Apple, Inc.*	3,200	1,074,144
Dell, Inc.*	30,200	503,434
Lexmark International, Inc. "A"*	12,300	359,898
SanDisk Corp.*	4,000	166,000
Western Digital Corp.*	14,600	531,148
		2,634,624
Electronic Equipment, Instruments & Components 3.1%
Anixter International, Inc. (a)	2,700	176,418
Arrow Electronics, Inc.*	19,200	796,800
Avnet, Inc.*	10,900	347,492
Ingram Micro, Inc. "A"* (a)	10,700	194,098
Jabil Circuit, Inc.	1,300	26,260
TE Connectivity Ltd.	15,200	558,752
Tech Data Corp.* (a)	9,200	449,788
	Shares	Value ($)

Vishay Intertechnology, Inc.* (a)	37,400	562,496
		3,112,104
Internet Software & Services 0.8%
AOL, Inc.* (a)	9,000	178,740
IAC/InterActiveCorp.* (a)	16,700	637,439
		816,179
IT Services 5.2%
Automatic Data Processing, Inc.	19,600	1,032,528
Computer Sciences Corp. (a)	20,124	763,907
Fiserv, Inc.*	5,000	313,150
International Business Machines Corp.	18,400	3,156,520
SAIC, Inc.*	3,100	52,142
VeriFone Systems, Inc.* (a)	500	22,175
		5,340,422
Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	17,400	806,490
Analog Devices, Inc.	7,500	293,550
Applied Materials, Inc.	10,200	132,702
Cypress Semiconductor Corp.*	3,500	73,990
GT Solar International, Inc.* (a)	13,700	221,940
Intel Corp.	10,000	221,600
Micron Technology, Inc.*	26,500	198,220
NVIDIA Corp.* (a)	7,300	116,325
		2,064,817
Software 2.8%
Activision Blizzard, Inc.	12,900	150,672
CA, Inc.	2,400	54,816
Citrix Systems, Inc.*	200	16,000
Oracle Corp.	66,300	2,181,933
Symantec Corp.*	11,200	220,864
TIBCO Software, Inc.*	6,400	185,728
		2,810,013
Materials 5.8%
Chemicals 3.6%
Dow Chemical Co.	24,600	885,600
E.I. du Pont de Nemours & Co.	27,400	1,480,970
Eastman Chemical Co.	4,400	449,108
Georgia Gulf Corp.*	1,300	31,382
Lubrizol Corp.	100	13,427
OM Group, Inc.*	400	16,256
Potash Corp. of Saskatchewan, Inc.	2,400	136,776
PPG Industries, Inc.	3,400	308,686
Rockwood Holdings, Inc.*	3,200	176,928
Westlake Chemical Corp. (a)	2,000	103,800
		3,602,933
	Shares	Value ($)

Metals & Mining 1.0%
Barrick Gold Corp.	13,900	629,531
Cliffs Natural Resources, Inc.	4,300	397,535
		1,027,066
Paper & Forest Products 1.2%
Domtar Corp.	6,300	596,736
International Paper Co.	20,100	599,382
MeadWestvaco Corp.	800	26,648
		1,222,766
Telecommunication Services 2.1%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	7,700	241,857
Verizon Communications, Inc.	48,400	1,801,932
		2,043,789
Wireless Telecommunication Services 0.1%
Vodafone Group PLC (ADR)	3,100	82,832
Utilities 1.5%
Electric Utilities 0.5%
Duke Energy Corp. (a)	24,500	461,335
Pepco Holdings, Inc.	2,700	53,001
		514,336
Independent Power Producers & Energy Traders 0.8%
NRG Energy, Inc.* (a)	32,641	802,316
Multi-Utilities 0.2%
Ameren Corp.	8,100	233,604
Total Common Stocks (Cost $86,459,204)		100,031,583

Securities Lending Collateral 13.7%
Daily Assets Fund Institutional, 0.13% (b) (c) (Cost $13,956,868)	13,956,868	13,956,868

Cash Equivalents 1.3%
Central Cash Management Fund, 0.11% (b) (Cost $1,295,771)	1,295,771	1,295,771

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $101,711,843)+	113.5	115,284,222
Other Assets and Liabilities, Net (a)	(13.5)	(13,687,584)
Net Assets	100.0	101,596,638

* Non-income producing security.

+ The cost for federal income tax purposes was $102,587,208. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $12,697,014. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,498,524 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,801,510.

(a) All or a portion of these securities were on loan amounting to $13,530,392. In addition, included in other assets and liabilities, net are pending sales, amounting to $240,963, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $13,771,355, which is 13.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At June 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	9/16/2011	21	1,381,275	52,530

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$100,031,583	$—	$—	$100,031,583
Short-Term Investments (d)	15,252,639	—	—	15,252,639
Derivatives (e)	52,530	—	—	52,530
Total	$115,336,752	$—	$—	$115,336,752

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $86,459,204) — including $13,530,392 of securities loaned	$100,031,583
Investment in Daily Assets Fund Institutional (cost $13,956,868)*	13,956,868
Investment in Central Cash Management Fund (cost $1,295,771)	1,295,771
Total investments in securities, at value (cost $101,711,843)	115,284,222
Foreign currency, at value (cost $1,777)	1,904
Deposits with broker for futures contracts	103,005
Receivable for investments sold	351,834
Receivable for Fund shares sold	113,125
Dividends receivable	119,519
Interest receivable	433
Receivable for variation margin on futures contracts	52,530
Other assets	662
Total assets	116,027,234
Liabilities
Cash overdraft	339,991
Payable upon return of securities loaned	13,956,868
Payable for Fund shares redeemed	40,540
Accrued management fee	31,628
Other accrued expenses and payables	61,569
Total liabilities	14,430,596
Net assets, at value	$101,596,638
Net Assets Consist of
Undistributed net investment income	528,198
Net unrealized appreciation (depreciation) on: Investments	13,572,379
Futures	52,530
Foreign currency	127
Accumulated net realized gain (loss)	(39,771,686)
Paid-in capital	127,215,090
Net assets, at value	$101,596,638
Class A Net Asset Value, offering and redemption price per share ($99,649,543 ÷ 12,273,303 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.12
Class B Net Asset Value, offering and redemption price per share ($1,947,095 ÷ 239,832 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.12

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $409)	$883,886
Income distributions — Central Cash Management Fund	623
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,121
Total income	895,630
Expenses: Management fee	197,255
Administration fee	50,857
Services to shareholders	1,944
Distribution service fee (Class B)	2,465
Custodian fee	10,473
Audit and tax fees	21,358
Legal fees	9,344
Reports to shareholders	17,636
Trustees' fees and expenses	2,565
Other	4,565
Total expenses	318,462
Net investment income	577,168
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,998,887
Futures	68,817
8,067,704
Change in net unrealized appreciation (depreciation) on: Investments	(223,718)
Futures	38,020
Foreign currency	57
(185,641)
Net gain (loss)	7,882,063
Net increase (decrease) in net assets resulting from operations	$8,459,231

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income	$577,168	$1,286,371
Net realized gain (loss)	8,067,704	10,731,923
Change in net unrealized appreciation (depreciation)	(185,641)	860,787
Net increase (decrease) in net assets resulting from operations	8,459,231	12,879,081
Distributions to shareholders from: Net investment income: Class A	(1,231,321)	(1,597,628)
Class B	(19,225)	(27,222)
Total distributions	(1,250,546)	(1,624,850)
Fund share transactions: Class A Proceeds from shares sold	3,648,557	5,336,052
Reinvestment of distributions	1,231,321	1,597,628
Payments for shares redeemed	(10,640,413)	(20,642,306)
Net increase (decrease) in net assets from Class A share transactions	(5,760,535)	(13,708,626)
Class B Proceeds from shares sold	37,241	68,140
Reinvestment of distributions	19,225	27,222
Payments for shares redeemed	(187,801)	(453,581)
Net increase (decrease) in net assets from Class B share transactions	(131,335)	(358,219)
Increase (decrease) in net assets	1,316,815	(2,812,614)
Net assets at beginning of period	100,279,823	103,092,437
Net assets at end of period (including undistributed net investment income of $528,198 and $1,201,576, respectively)	$101,596,638	$100,279,823
Other Information
Class A Shares outstanding at beginning of period	13,004,152	15,048,001
Shares sold	455,328	774,532
Shares issued to shareholders in reinvestment of distributions	148,352	219,153
Shares redeemed	(1,334,529)	(3,037,534)
Net increase (decrease) in Class A shares	(730,849)	(2,043,849)
Shares outstanding at end of period	12,273,303	13,004,152
Class B Shares outstanding at beginning of period	256,466	309,228
Shares sold	4,681	10,025
Shares issued to shareholders in reinvestment of distributions	2,316	3,734
Shares redeemed	(23,631)	(66,521)
Net increase (decrease) in Class B shares	(16,634)	(52,762)
Shares outstanding at end of period	239,832	256,466

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Six Months Ended 6/30/11 (Unaudited)		Years Ended December 31,
Class A			2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$7.56		$6.71		$5.12		$10.81		$10.94		$9.72
Income (loss) from investment operations: Net investment income (loss)a	.05		.09		.10		.10		.13		.13	c
Net realized and unrealized gain (loss)	.61		.87		1.61		(3.45)		.02		1.19
Total from investment operations	.66		.96		1.71		(3.35)		.15		1.32
Less distributions from: Net investment income	(.10)		(.11)		(.12)		(.18)		(.13)		(.10)
Net realized gains	—		—		—		(2.16)		(.15)		—
Total distributions	(.10)		(.11)		(.12)		(2.34)		(.28)		(.10)
Net asset value, end of period	$8.12		$7.56		$6.71		$5.12		$10.81		$10.94
Total Return (%)	8.69	**	14.40	b	34.15	b	(38.31	)b	1.36	b	13.63	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100		98		101		94		196		280
Ratio of expenses before expense reductions (%)	.62	*	.63		.63		.60		.57		.56
Ratio of expenses after expense reductions (%)	.62	*	.60		.54		.54		.56		.54
Ratio of net investment income (loss) (%)	1.14	*	1.32		1.74		1.34		1.18		1.24	c
Portfolio turnover rate (%)	98	**	145		82		130		310		105
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized ** Not annualized

	Six Months Ended 6/30/11 (Unaudited)		Years Ended December 31,
Class B			2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$7.55		$6.70		$5.12		$10.77		$10.90		$9.68
Income (loss) from investment operations: Net investment income (loss)a	.04		.07		.08		.08		.09		.09	c
Net realized and unrealized gain (loss)	.61		.87		1.60		(3.42)		.02		1.19
Total from investment operations	.65		.94		1.68		(3.34)		.11		1.28
Less distributions from: Net investment income	(.08)		(.09)		(.10)		(.15)		(.09)		(.06)
Net realized gains	—		—		—		(2.16)		(.15)		—
Total distributions	(.08)		(.09)		(.10)		(2.31)		(.24)		(.06)
Net asset value, end of period	$8.12		$7.55		$6.70		$5.12		$10.77		$10.90
Total Return (%)	8.56	**	14.12	b	33.64	b	(38.29	)b	1.00	b	13.28	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2		2		2		15		52
Ratio of expenses before expense reductions (%)	.88	*	.88		.89		.82		.95		.94
Ratio of expenses after expense reductions (%)	.88	*	.85		.80		.77		.92		.89
Ratio of net investment income (loss) (%)	.89	*	1.07		1.48		1.12		.82		.89	c
Portfolio turnover rate (%)	98	**	145		82		130		310		105
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP (formerly DWS Global Opportunities VIP) and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS Growth & Income VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Funds.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $46,950,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($17,829,000) and December 31, 2017 ($29,121,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. The Fund will declare and distribute dividends from its net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2011, the Fund entered into futures contracts in circumstances where portfolio management believed they offered an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2011, is included in a table following the Fund's Investment Portfolio. For the six-month ended June 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,002,000 to $1,381,000.

The following table summarizes the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$52,530

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$68,817

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$38,020

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $100,089,737 and $107,157,278, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor. As a subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of average daily net assets	.390%
Next $750 million of average daily net assets	.365%
Over $1 billion of average daily net assets	.340%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $50,857, of which $8,110 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2011
Class A	$269	$192
Class B	46	28
	$315	$220

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the six months ended June 30, 2011, the Distribution Service Fee aggregated $2,465, of which $392 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,100, of which $1,149 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 34%, 27% and 15%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 85% and 12%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1groinc-3 (R-023285-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES I

DWS International VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Investment Management Update
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
17 Proxy Voting
18 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 1.00% and 1.27% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment
[] DWS International VIP — Class A [] MSCI EAFE® Index
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS International VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,237	$12,375	$7,727	$9,471	$12,442
	Average annual total return	2.37%	23.75%	-8.24%	-1.08%	2.21%
MSCI EAFE® Index	Growth of $10,000	$10,498	$13,036	$9,478	$10,760	$17,344
	Average annual total return	4.98%	30.36%	-1.77%	1.48%	5.66%
DWS International VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,221	$12,338	$7,669	$9,339	$12,134
	Average annual total return	2.21%	23.38%	-8.47%	-1.36%	1.95%
MSCI EAFE® Index	Growth of $10,000	$10,498	$13,036	$9,478	$10,760	$17,344
	Average annual total return	4.98%	30.36%	-1.77%	1.48%	5.66%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A		Class B
Beginning Account Value 1/1/11	$1,000.00		$1,000.00
Ending Account Value 6/30/11	$1,023.70	,	$1,022.10
Expenses Paid per $1,000*	$5.02		$6.42
Hypothetical 5% Fund Return	Class A		Class B
Beginning Account Value 1/1/11	$1,000.00		$1,000.00
Ending Account Value 6/30/11	$1,019.84		$1,018.45
Expenses Paid per $1,000*	$5.01		$6.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	1.00%	1.28%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Investment Management Update

Effective April 11, 2011, the main investments, management process and portfolio team are as follows.

Main investments. Although the Fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

Management process. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors — including country and sector weightings, style and other risk targets relative to the benchmark — and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.

Portfolio Management Team

Thomas Voecking, Managing Director. Portfolio Manager of the Fund. Joined the Fund in 2011.

Jason E. Inzer, Director. Portfolio Manager of the Fund. Joined the Fund in 2011.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	6/30/11	12/31/10

Common Stocks	95%	96%
Preferred Stocks	2%	4%
Cash Equivalents	3%	—
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	6/30/11	12/31/10

Continental Europe	57%	41%
Japan	18%	20%
United Kingdom	14%	15%
Australia	6%	8%
Pacific Basin	4%	11%
Latin America	—	4%
Africa	—	1%
Other	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	6/30/11	12/31/10

Financials	27%	19%
Industrials	15%	16%
Information Technology	13%	6%
Consumer Staples	11%	15%
Health Care	9%	6%
Energy	8%	10%
Consumer Discretionary	6%	9%
Utilities	5%	2%
Telecommunication Services	4%	6%
Materials	2%	11%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 93.7%
Australia 5.8%
Australia & New Zealand Banking Group Ltd.	52,879	1,248,819
Foster's Group Ltd.	185,000	1,024,145
National Australia Bank Ltd.	94,207	2,599,200
Newcrest Mining Ltd.	62,592	2,540,644
Origin Energy Ltd.	79,000	1,343,394
Treasury Wine Estates Ltd.*	61,666	224,876
Wesfarmers Ltd.	38,691	1,325,950
Westfield Group (REIT) (Units)	143,000	1,332,583
Woodside Petroleum Ltd.	27,708	1,222,252
Woolworths Ltd.	97,000	2,892,506
(Cost $15,151,580)		15,754,369
Belgium 0.9%
Anheuser-Busch InBev NV (Cost $2,727,874)	44,000	2,551,345
Bermuda 0.5%
Seadrill Ltd. (Cost $1,369,442)	40,000	1,408,035
Denmark 1.9%
Carlsberg AS "B"	23,639	2,572,247
Novo Nordisk AS "B"	21,908	2,746,677
(Cost $4,488,608)		5,318,924
Finland 0.3%
Nokia Corp. (Cost $1,333,235)	151,000	975,249
France 18.7%
AXA SA	359,857	8,170,196
Cap Gemini	46,000	2,695,130
Compagnie de Saint-Gobain	115,000	7,447,578
Dassault Systemes SA	137,000	11,664,517
GDF Suez	68,797	2,517,755
Klepierre (REIT)	34,000	1,403,057
Schneider Electric SA	15,974	2,668,807
Societe Generale	198,032	11,737,659
Technip SA	25,102	2,688,892
(Cost $52,337,538)		50,993,591
Germany 13.9%
Allianz SE (Registered)	87,000	12,155,398
Beiersdorf AG	21,500	1,395,181
Continental AG*	27,800	2,918,839
Lanxess AG	30,300	2,484,066
Merck KGaA	13,200	1,434,432
SAP AG	289,050	17,482,355
(Cost $38,476,321)		37,870,271
Hong Kong 1.7%
BOC Hong Kong (Holdings) Ltd.	1,230,000	3,571,517
Li & Fung Ltd.	548,000	1,102,151
(Cost $5,111,663)		4,673,668
Italy 1.5%
Luxottica Group SpA	43,000	1,378,402
Snam Rete Gas SpA	450,000	2,664,008
(Cost $4,287,406)		4,042,410
Japan 17.4%
Daikin Industries Ltd.	44,000	1,559,360
Eisai Co., Ltd.	78,000	3,046,424
	Shares	Value ($)

Honda Motor Co., Ltd.	71,792	2,767,121
INPEX Corp.	380	2,805,437
Kawasaki Kisen Kaisha Ltd.	410,000	1,434,268
Kyushu Electric Power Co., Inc.	76,000	1,370,415
Mitsubishi Corp.	500,909	12,550,245
Mitsubishi Electric Corp.	254,000	2,949,870
Mitsubishi Estate Co., Ltd.	159,000	2,791,219
Mitsui Fudosan Co., Ltd.	160,000	2,758,480
Mitsui O.S.K Lines Ltd.	287,119	1,545,096
Nabtesco Corp.	55,000	1,333,509
Nippon Electric Glass Co., Ltd.	94,000	1,204,173
Resona Holdings, Inc.	257,000	1,210,271
SMC Corp.	4,700	846,787
Softbank Corp.	69,000	2,613,358
Sumitomo Realty & Development Co., Ltd.	42,000	938,998
Terumo Corp.	50,000	2,701,916
Tokyo Electric Power Co., Inc.	266,000	1,092,601
(Cost $49,119,489)		47,519,548
Netherlands 6.3%
European Aeronautic Defence & Space Co. NV	136,000	4,552,114
Heineken NV	125,000	7,518,371
ING Groep NV (CVA)*	210,857	2,600,984
Royal Dutch Shell PLC "B"	72,000	2,570,132
(Cost $16,469,483)		17,241,601
Norway 0.9%
DnB NOR ASA (Cost $2,801,279)	172,000	2,397,535
Singapore 2.2%
CapitaMall Trust (REIT)	2,970,000	4,529,798
Golden Agri-Resources Ltd.	2,590,000	1,439,372
(Cost $6,059,607)		5,969,170
Spain 1.5%
Industria de Diseno Textil SA	15,700	1,433,675
Red Electrica Corporacion SA	44,000	2,658,799
(Cost $4,273,080)		4,092,474
Sweden 3.1%
Hennes & Mauritz AB "B"	25,000	861,599
TeliaSonera AB	1,020,000	7,482,705
(Cost $9,202,094)		8,344,304
Switzerland 3.6%
Nestle SA (Registered)	18,110	1,125,523
Novartis AG (Registered)	23,700	1,451,802
Zurich Financial Services AG*	28,800	7,279,101
(Cost $10,273,675)		9,856,426
United Kingdom 13.5%
AMEC PLC	70,338	1,229,204
AstraZeneca PLC	28,227	1,409,422
BAE Systems PLC	154,000	787,256
BP PLC	1,032,000	7,603,772
Centrica PLC	263,000	1,364,724
GlaxoSmithKline PLC	558,000	11,947,151
Inmarsat PLC	138,000	1,231,875
Lloyds Banking Group PLC*	1,420,000	1,115,784
National Grid PLC	137,000	1,348,177
Old Mutual PLC	608,041	1,301,916
Reckitt Benckiser Group PLC	44,000	2,429,385
	Shares	Value ($)

Tesco PLC	420,000	2,712,563
Unilever PLC	43,000	1,387,644
William Morrison Supermarkets PLC	196,000	936,517
(Cost $37,783,369)		36,805,390
Total Common Stocks (Cost $261,265,743)		255,814,310

Preferred Stocks 2.2%
Germany
Porsche Automobil Holding SE	39,000	3,093,555
Volkswagen AG	14,114	2,909,955
Total Preferred Stocks (Cost $5,406,815)		6,003,510
	Shares	Value ($)

Cash Equivalents 2.6%
Central Cash Management Fund, 0.11% (a) (Cost $6,990,530)	6,990,530	6,990,530

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $273,663,088)+	98.5	268,808,350
Other Assets and Liabilities, Net	1.5	4,098,591
Net Assets	100.0	272,906,941

* Non-income producing security.

+ The cost for federal income tax purposes was $274,836,944. At June 30, 2011, net unrealized depreciation for all securities based on tax cost was $6,028,594. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,131,392 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,159,986.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

At June 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	9/16/2011	150	9,866,250	232,125

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common and Preferred Stocks (b)
Australia	$—	$15,754,369	$—	$15,754,369
Belgium	—	2,551,345	—	2,551,345
Bermuda	—	1,408,035	—	1,408,035
Denmark	—	5,318,924	—	5,318,924
Finland	—	975,249	—	975,249
France	—	50,993,591	—	50,993,591
Germany	—	43,873,781	—	43,873,781
Hong Kong	—	4,673,668	—	4,673,668
Italy	—	4,042,410	—	4,042,410
Japan	—	47,519,548	—	47,519,548
Netherlands	—	17,241,601	—	17,241,601
Norway	—	2,397,535	—	2,397,535
Singapore	—	5,969,170	—	5,969,170
Spain	—	4,092,474	—	4,092,474
Sweden	—	8,344,304	—	8,344,304
Switzerland	—	9,856,426	—	9,856,426
United Kingdom	—	36,805,390	—	36,805,390
Short-Term Investments (b)	6,990,530	—	—	6,990,530
Derivatives (c)	232,125	—	—	232,125
Total	$7,222,655	$261,817,820	$—	$269,040,475

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(b) See Investment Portfolio for additional detailed categorizations.

(c) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $266,672,558)	$261,817,820
Investment in Central Cash Management Fund (cost $6,990,530)	6,990,530
Total investments, at value (cost $273,663,088)	268,808,350
Cash	155,875
Foreign currency, at value (cost $3,046,671)	3,040,236
Deposit with broker for future contracts	600,000
Receivable for Fund shares sold	12,493
Interest receivable	71,731
Dividends receivable	419,751
Foreign taxes recoverable	267,853
Other assets	1,824
Total assets	273,378,113
Liabilities
Payable for Fund shares redeemed	175,895
Accrued management fee	158,726
Other accrued expenses and payables	136,551
Total liabilities	471,172
Net assets, at value	$272,906,941
Net Assets Consist of
Undistributed net investment income	3,414,608
Net unrealized appreciation (depreciation) on: Investments	(4,854,738)
Futures	232,125
Foreign currency	38,666
Accumulated net realized gain (loss)	(106,453,124)
Paid-in capital	380,529,404
Net assets, at value	$272,906,941
Class A Net Asset Value, offering and redemption price per share ($272,579,966 ÷ 32,939,418 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.28
Class B Net Asset Value, offering and redemption price per share ($326,975 ÷ 39,429 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $612,083)	$4,812,300
Interest	23,516
Income distributions — Central Cash Management Fund	5,679
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	243,437
Total income	5,084,932
Expenses: Management fee	1,103,467
Administration fee	139,679
Services to shareholders	6,569
Custodian fee	40,588
Distribution service fee (Class B)	424
Professional fees	32,245
Reports to shareholders	38,944
Trustees' fees and expenses	5,704
Other	34,743
Total expenses	1,402,363
Net investment income (loss)	3,682,569
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	45,307,510
Futures	(427,635)
Foreign currency	(94,743)
44,785,132
Change in net unrealized appreciation (depreciation) on: Investments	(41,947,406)
Futures	232,125
Foreign currency	11,132
(41,704,149)
Net gain (loss)	3,080,983
Net increase (decrease) in net assets resulting from operations	$6,763,552

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$3,682,569	$5,139,006
Net realized gain (loss)	44,785,132	32,033,390
Change in net unrealized appreciation (depreciation)	(41,704,149)	(35,483,954)
Net increase (decrease) in net assets resulting from operations	6,763,552	1,688,442
Distributions to shareholders from: Net investment income: Class A	(4,647,186)	(6,697,099)
Class B	(4,542)	(8,035)
Total distributions	(4,651,728)	(6,705,134)
Fund share transactions: Class A Proceeds from shares sold	3,483,481	11,044,552
Reinvestment of distributions	4,647,186	6,697,099
Payments for shares redeemed	(25,951,761)	(68,414,073)
Net increase (decrease) in net assets from Class A share transactions	(17,821,094)	(50,672,422)
Class B Proceeds from shares sold	8,385	28,325
Reinvestment of distributions	4,542	8,035
Payments for shares redeemed	(55,499)	(124,745)
Net increase (decrease) in net assets from Class B share transactions	(42,572)	(88,385)
Increase (decrease) in net assets	(15,751,842)	(55,777,499)
Net assets at beginning of period	288,658,783	344,436,282
Net assets at end of period (including undistributed net investment income of $3,414,608 and $4,383,767, respectively)	$272,906,941	$288,658,783
Other Information
Class A Shares outstanding at beginning of period	35,091,522	41,648,336
Shares sold	419,816	1,324,213
Shares issued to shareholders in reinvestment of distributions	539,117	845,593
Shares redeemed	(3,111,037)	(8,726,620)
Net increase (decrease) in Class A shares	(2,152,104)	(6,556,814)
Shares outstanding at end of period	32,939,418	35,091,522
Class B Shares outstanding at beginning of period	44,527	56,405
Shares sold	1,002	3,694
Shares issued to shareholders in reinvestment of distributions	525	1,012
Shares redeemed	(6,625)	(16,584)
Net increase (decrease) in Class B shares	(5,098)	(11,878)
Shares outstanding at end of period	39,429	44,527

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Six Months Ended 6/30/11 (Unaudited)			Years Ended December 31,
Class A			2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.22		$8.26		$6.52	$15.01		$13.42		$10.85
Income (loss) from investment operations: Net investment income (loss)a	.11		.13		.12	.29	c	.21	c	.28	c
Net realized and unrealized gain (loss)	.09		(.00	)***	1.93	(6.46)		1.73		2.51
Total from investment operations	.20		.13		2.05	(6.17)		1.94		2.79
Less distributions from: Net investment income	(.14)		(.17)		(.31)	(.17)		(.35)		(.22)
Net realized gains	—		—		—	(2.15)		—		—
Total distributions	(.14)		(.17)		(.31)	(2.32)		(.35)		(.22)
Net asset value, end of period	$8.28		$8.22		$8.26	$6.52		$15.01		$13.42
Total Return (%)	2.37	**	1.62	b	33.52	(48.21	)b,d	14.59		25.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	273		288		344	297		702		702
Ratio of expenses before expense reductions (%)	1.00	*	.99		.94	1.01		.98		.98
Ratio of expenses after expense reductions (%)	1.00	*	.99		.94	.97		.98		.98
Ratio of net investment income (loss) (%)	2.64	*	1.68		1.69	2.74	c	1.48	c	2.32	c
Portfolio turnover rate (%)	118	**	228		81	123		108		105
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Six Months Ended 6/30/11 (Unaudited)			Years Ended December 31,
Class B			2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.22		$8.26		$6.52	$14.98		$13.38		$10.82
Income (loss) from investment operations: Net investment income (loss)a	.10		.11		.10	.23	c	.16	c	.24	c
Net realized and unrealized gain (loss)	.09		(.00	)***	1.94	(6.43)		1.73		2.50
Total from investment operations	.19		.11		2.04	(6.20)		1.89		2.74
Less distributions from: Net investment income	(.12)		(.15)		(.30)	(.11)		(.29)		(.18)
Net realized gains	—		—		—	(2.15)		—		—
Total distributions	(.12)		(.15)		(.30)	(2.26)		(.29)		(.18)
Net asset value, end of period	$8.29		$8.22		$8.26	$6.52		$14.98		$13.38
Total Return (%)	2.21	**	1.33	b	32.89	(48.25	)b,d	14.25	b	25.44	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.33		.36		.50	.40		12		51
Ratio of expenses before expense reductions (%)	1.28	*	1.26		1.22	1.33		1.41		1.37
Ratio of expenses after expense reductions (%)	1.28	*	1.26		1.22	1.28		1.39		1.36
Ratio of net investment income (loss) (%)	2.36	*	1.41		1.42	2.42	c	1.07	c	1.94	c
Portfolio turnover rate (%)	118	**	228		81	123		108		105
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of five diversified funds: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Small Cap Growth VIP (formerly DWS Global Opportunities VIP) and DWS International VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). These financial statements report on DWS International VIP. The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Funds.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan as of June 30, 2011.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which the Fund invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $150,205,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($51,383,000) and December 31, 2017 ($98,822,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. The Fund will declare and distribute dividends from its net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, futures contracts, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2011, the Fund entered into futures contracts in circumstances where portfolio management believed they offered an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $9,866,000.
Asset Derivative	Futures Contracts
Equity Contracts (a)	$232,125

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$(427,635)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$232,125

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $325,053,153 and $355,400,702, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of average daily net assets	.790%
Over $500 million of average daily net assets	.640%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.79% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $139,679, of which $22,001 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2011
Class A	$397	$282
Class B	46	29
	$443	$311

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For six months ended June 30, 2011, the Distribution Service Fee aggregated $424, of which $66 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,501, of which $3,339 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 41% and 13%. One participating insurance company was an owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 86%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1int-3 (R-023286-1 8/11)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 18, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 18, 2011